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             CONFIDENTIAL TREATMENT REQUESTED BY CELL GENESYS, INC.

                                                                Exhibit 10.38

                  MASTER RESEARCH LICENSE AND OPTION AGREEMENT



         THIS MASTER RESEARCH LICENSE AND OPTION AGREEMENT (the "Agreement") effective as of June 28, 1996 (the "Effective Date") is made by and among CELL GENESYS, INC., a Delaware corporation ("CGI"), JAPAN TOBACCO INC., a Japanese corporation ("JTI"), (CGI and JTI are sometimes singularly referred to as a "Grantee" and collectively as the "Grantees") and XENOTECH, L.P., a California limited partnership ("XT").


                                    RECITALS

         A. XT is a limited partnership formed in June 1991 by JT Immunotech USA Inc. ("JT Immunotech"), a wholly-owned indirect subsidiary of JTI, and CGI to research, develop, use, modify, make, have made, sell and otherwise dispose of certain products and to hold the rights to certain technology relating to human monoclonal antibodies derived from transgenic mice.

         B. Effective January 1, 1994, CGI and JTI entered into a Master Research and License Agreement pursuant to which CGI and JTI paid and agreed to pay option fees to XT for the right to enter into product license agreements with XT.

         C.   [ * ]


         D. XT and the Grantees now desire to restructure their existing commercial agreements.

         NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below:

         1.1 "Additional Antigen" shall mean an Antigen selected by a Grantee in accordance with Section 4.2 hereof.

         1.2 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of CGI, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing


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authority); provided, however, XT shall not be an Affiliate of CGI or JTI under this Agreement and XT shall not be considered controlled by CGI or JTI for purposes of determining Affiliates of CGI or JTI.

         1.3  "Antigen" shall have the meaning set forth in Exhibit F hereto.

         1.4 "[ * ] Technology" shall mean (i) all U.S. patent applications listed on Schedule 1 and patents issuing thereon owned by or licensed to XT which relate to [ * ], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [ * ] as set forth in
Schedule 1.

         1.5 "Buy-In Right" shall mean: the right of a Grantee to obtain an option for an Exclusive Home Territory Product License under Article 5 to a Selected Antigen originally selected by the other Grantee.

         1.6  "CGI Previously Selected Antigens" shall mean: [ * ]

         1.7 "CGI Territory" shall mean the United States and its territories, and Canada and Mexico.

         1.8 "Co-Exclusive Worldwide Product License" shall mean the form of license attached as Exhibit D hereto, for which the license fee shall be $[ * ] per licensee.

         1.9  "Core Technology" shall have the meaning set forth in Section
10.1.

         1.10 "Covered Product" shall mean any substance that incorporates an antibody derived from the Licensed Technology [ * ], including, but not limited to [ * ] may, but need not, be a [ * ]. Covered Product as used herein shall not include a [ * ].

         1.11 "Exclusive Home Territory Product License" shall mean the form of license attached as Exhibit C hereto for, which the license fee shall be $[ * ].

         1.12 "Exclusive Qualified Worldwide Product License" shall mean the form of license attached as Exhibit B hereto for, which the license fee shall be $[ * ].


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         1.13 "Exclusive Worldwide Product License" shall mean the form of license attached as Exhibit A hereto, for which the license fee shall be $[ * ].

         1.14 "Future Generation Mice" shall mean genetically modified strains of mice created using [ * ] Technology pursuant to Article 9 that [ * ]; provided, however, that Future Generation Mice shall exclude (x) [ * ];

         1.15 "IND" shall mean an Investigational New Drug Application to the U.S. Food and Drug Administration, or its non-U.S. equivalent.

         1.16 "JTI Territory" shall mean Japan, Taiwan, and South Korea (including the territory now comprising North Korea, if reunited with South Korea after the date hereof).

         1.17 "JTI Previously Selected Antigens" shall mean: [ * ]

         1.18 "[ * ] Mice" shall mean [ * ]

         1.19 "Licensed Technology" shall mean the [ * ] Technology and the [ * ] Technology.

         1.20 "Materials Transfer Agreement" shall mean the form of agreement attached as Exhibit E hereto.

         1.21 "Mice" shall mean the [ * ].

         1.22 "Monoclonal Antibody" shall mean an antibody [ * ] those naturally occurring in humans which are derived from genetically modified strains of mice. Such genetic modifications may include, without limitation, [ * ].

         1.23 "[ * ] Mice" shall mean mice having the following genotype, as shown by Southern blotting analysis:


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[ * ]

         1.24 "[ * ] Mice" shall mean mice having the following genotype, as shown by Southern blotting analysis:

[ * ]

         1.25 "[ * ] Mice" shall mean mice having the following genotype, as shown by Southern blotting analysis:

[ * ]

         1.26 "[ * ] Mice" shall mean mice having the following genotype, as shown by Southern blotting analysis:


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[ * ]

         1.27 "Previously Selected Antigens" shall mean CGI Previously Selected Antigens and JTI Previously Selected Antigens.

         1.28 "Product License" shall mean any of the licenses in the form attached hereto as Exhibits A, B, C and D.

         1.29 "Research Field" shall mean [ * ] and [ * ]

         1.30 "Research License" shall mean the license provided in Article 3.

         1.31 "Rest of the World" shall mean all countries of the world other than the countries in the CGI Territory and JTI Territory.

         1.32 "Selected Antigens" shall mean Additional Antigens and Previously Selected Antigens.

         1.33 "Sublicensee" shall mean a third party that is not an Affiliate to whom a Grantee has granted a sublicense under the Licensed Technology to make, use and/or sell a particular Covered Product to the extent of the rights of such Grantee therein. "Sublicensee" shall also include a third party to whom a Grantee has granted the right to distribute Covered Product under the Licensed Technology to the extent of the rights of such Grantee therein, provided that such third party is responsible for the marketing and promotion of such Covered Product.

         1.34 "Universal Receptor Product" shall mean a substance that is developed utilizing [ * ] Universal Receptor Technology.

         1.35 "Universal Receptor Technology" shall mean technology for [ * ]

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         [ * ]  As used herein: (i) "universal receptor" shall mean a receptor
[ * ]

         1.36 "[ * ] Technology" shall mean (i) all U.S. patent applications listed on Schedule 2 and patents issuing thereon; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) the Mice and [ * ] as set forth on Schedule 2.

2.       SUPPLY OF BREEDING MICE; BIOMATERIALS

         2.1 XT agrees to provide, pursuant to a Materials Transfer Agreement, to each Grantee an appropriate number of breeding pairs of [ * ] Mice promptly after the Effective Date. CGI, JTI and XT shall form an ad hoc committee (the "Committee") to administer the transfer of the [ * ] Mice to CGI and JTI. The Committee shall utilize the following principles:

             (i) The Committee shall monitor and advise on the distribution of [ * ] Mice based on the principle that [ * ]. The Committee shall determine [
* ]. The Committee shall determine [ * ].


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              (ii)   The Committee shall also monitor the numbers of [ * ]
Mice that are currently being bred for immunization purposes. Such Mice shall, [ * ]

         2.2 XT further agrees to provide, pursuant to a Materials Transfer Agreement, to each Grantee [ * ]. The Committee shall also monitor and advise on the distribution of such Mice using the principles set forth in Section 2.1 above.

         2.3 The Mice shall only be used by a Grantee pursuant to the Research License set forth in Article 3 hereof for its own research purposes or those of its Affiliates or pursuant to a Product License [ * ].

         2.4  XT shall make available to each Grantee without any charge the
[         *         ] and [      *        ]  pursuant to a Materials Transfer
Agreement.

         2.5 Subject to the other restrictions set forth in this Agreement, each Grantee shall be free to [ * ]. Notice of any [ * ] should be given by such Grantee to XT and the other Grantee promptly thereafter.

         2.6 Without limitation on any of the other restrictions set forth in this Agreement, Grantee shall not contract or otherwise arrange with a third-party commercial entity for the purposes [ * ].

3.       GRANT OF RESEARCH LICENSE

         XT hereby grants to each Grantee a co-exclusive (with each other and XT), worldwide, royalty-free, fully paid up, perpetual, irrevocable license, with no right to sublicense, to practice the Licensed Technology to conduct research for any purposes in the Research Field ("Research License"). In the event a Grantee executes an Exclusive Worldwide Product License with respect to a Selected Antigen, the other Grantee shall [ * ].


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4.       ANTIGEN SELECTION

         4.1 Previously Selected Antigens. (i) XT hereby grants effective as of October 1, 1996 to each Grantee either (a) an option to obtain an Exclusive Worldwide Product License with respect to each of its Previously Selected Antigens if the other Grantee has not elected to obtain a Buy-In Right to such Antigen pursuant to Section 4.1(ii) and Article 5 below, or (b) an option to obtain an Exclusive Qualified Worldwide Product License with respect to each of its Previously Selected Antigens if the other Grantee has elected to obtain a Buy-In Right to such Antigen pursuant to Section 4.1(ii) and Article 5 below. The options to obtain a Product License granted pursuant to this Section 4.1(i) shall be exercisable by notice in writing to XT and the other Grantee and shall expire on [ * ]. Upon expiration without exercise of an option to obtain a Product License, the relevant Antigen shall again be available for selection by the Grantees pursuant to this Article 4.

              (ii) At the meeting of the Grantees and XT to be held on [ * ], a Grantee may elect to obtain at such meeting a Buy-In Right for any one or more of the other Grantee's Previously Selected Antigens by notice in writing to XT and the other Grantee. Such Buy-In Right shall be exercisable by notice in writing to XT and the other Grantee and shall expire on [ * ]. Each Grantee acknowledges that the other Grantee has already provided a summary of the scientific background to the selection of its Previously Selected Antigens, together with a summary of any [ * ].

              (iii) Upon the request of a Grantee, XT shall transfer to such Grantee pursuant to a Materials Transfer Agreement any [ * ].

         4.2  Additional Antigens.

              (i)(a) During the term of this Agreement, the Grantees shall meet [ * ]. Each Grantee may select [ * ] Additional Antigens at [ * ]. Thereafter, [ * ], each Grantee may select Additional Antigens [ * ]. At the time that a Grantee selects an Antigen [ * ], it shall also provide to the other Grantee a summary of the scientific background to the selection of such Antigen, [ * ]. Such disclosure shall be without any warranty regarding, or

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agreement to license, such rights. The Grantee selecting an Antigen shall also inform the other Grantee of [ * ].

                   (b) If a Grantee does not select an Additional Antigen [ * ], provided, however, that it may not [ * ]. Once selected an Additional Antigen shall [ * ].

              (ii) With respect to an Additional Antigen, the selecting Grantee shall have the option to enter into either (a) an Exclusive Worldwide Product License if the other Grantee has not elected to obtain a Buy-In Right to such Antigen pursuant to Article 5 below or (b) an Exclusive Qualified Worldwide Product License if the other Grantee has elected to obtain a Buy-In Right to such Antigen pursuant to Article 5 below. The selecting Grantee will pay to XT within thirty days after the end of the period specified in Section 5.1 therefor, an option fee for the right to enter into a Product License with respect to Covered Products derived from the practice of Licensed Technology with respect to such Antigen. The option fee shall be [ * ] if the option is to enter into an Exclusive Worldwide Product License and [ * ] if the option is to enter into an Exclusive Qualified Worldwide Product License. Each such option shall be exercised by notice in writing to XT and the other Grantee and may not be exercised [ * ] with respect to such Additional Antigen.

              (iii) If a Grantee selects an Additional Antigen, the other Grantee cannot select the same Antigen [ * ].

              (iv) (a) If both Grantees select the same Additional Antigen [ * ] , XT shall grant to each of them an option to enter into a Co-Exclusive Worldwide Product License and each Grantee shall have the same rights and obligations as set forth in Sections 5.4(a) and 5.4(b).


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                       (b)   Whenever both Grantees select the same Additional
Antigen, each will pay to XT within thirty days thereof an option fee of [ * ] as consideration for its right to enter into a Co-Exclusive Worldwide Product License for Covered Product derived from the practice of Licensed Technology with respect to such Additional Antigen.

                       (c) Each Grantee's option for a Co-Exclusive Worldwide Product License shall expire on the earlier of [ * ]. Within [ * ] after its exercise of the option to obtain a Co-Exclusive Worldwide Product License, a Grantee shall execute an Exclusive Worldwide Product License and pay XT the license fee therefor. Within [ * ] after its exercise of the option to obtain a Co-exclusive Worldwide Product License, [ * ], whereupon both Grantees shall execute the Co-Exclusive Worldwide Product License for such Antigen and the Exclusive Worldwide Product License for such Antigen executed by the first Grantee and XT shall be of no further force and effect.

                       (d) Notwithstanding the above, if a Grantee has [ * ] subject to the applicable provisions of Articles 4 and 5 hereof.

                       (e) By mutual agreement, CGI and JTI may agree to share certain research and development expenses if both have selected the same Additional Antigen at a quarterly meeting.

              (v) In the event a dispute arises [ * ], the issue shall be resolved by binding arbitration by one arbitrator reasonably acceptable to the parties who is experienced in the pharmaceutical industry and in biological research and development. If the parties are unable to agree on an arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the chief executive of the San Francisco office of the American Arbitration Association. The arbitrator shall in a


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written opinion state whether the selected substance is an Antigen. The arbitration shall be conducted in English and shall be held in San Francisco, California. Each party shall pay its own costs in connection with such arbitration and share equally the other expenses associated with the arbitration. Any arbitration subject to this Section 4.2(v) shall be completed within sixty days from the filing of notice of a request for such arbitration.

5.       THE BUY-IN RIGHT

         5.1 Subject to Section 7.1, upon selection of an Antigen by a Grantee, the other Grantee shall have a Buy-In Right, to be exercised [ * ]. Exercise of the Buy-In Right shall be made by notice in writing to XT and the other Grantee.

         5.2 Whenever a Grantee exercises a Buy-In Right, it will pay to XT at the time of the exercise of the Buy-In Right an option fee of [ * ] as consideration for an option to an Exclusive Home Territory Product License to Covered Product derived from practice of Licensed Technology with respect to the applicable Antigen. Such option shall expire [ * ], in either case unless terminated earlier by notice in writing by such Grantee to XT and the other Grantee.

         5.3 Notwithstanding the foregoing, the Buy-In Right will not be available for a Selected Antigen [ * ]. In addition, exercise of the option arising from the exercise of the Buy-In Right [ * ].

         5.4 (a) So long as both Grantees have, with respect to the same Selected Antigen, either an unexpired Buy-In Right or an option for a Product License derived from such Antigen, each Grantee shall promptly share with the other Grantee the results of any research by it utilizing such Antigen, to the extent such results are reasonably available and the party has the right to share them, until such time as either Grantee elects hereunder to obtain a Product License with respect to a Covered Product arising from such research. The research results which shall be shared pursuant to this Section 5.4(a) shall be limited to [ * ]


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[ * ]

                   (b) If, upon exercise of the Buy-In Right for an Additional Antigen, the exercising Grantee wishes to obtain from the selecting Grantee [ * ], to the extent that they are reasonably available and the party has the right to provide them, and the exercising Grantee shall reimburse the selecting Grantee for [ * ]; provided, however, that the selecting Grantee shall have no such obligation for [ * ] after it has entered into an Exclusive Qualified Worldwide Product License. If the Grantee exercising the Buy-in Right wishes to obtain from the selecting Grantee any [ * ] and any information other than the results of research pursuant to Section 5.4(a), the selecting Grantee will [ * ] for providing [ * ] and information to the exercising Grantee.

                   (c) If a Grantee has entered into an Exclusive Qualified Worldwide License and the other Grantee requests from the first Grantee [ * ].

         5.5 If a Grantee having a Buy-In Right does not exercise, by notice to XT and the other Grantee, its right to obtain an Exclusive Home Territory Product License for an Antigen within [ * ] after obtaining the Buy-In
Right, the Grantee who selected the Antigen shall have the right to obtain either an Exclusive Worldwide Product License or an Exclusive Qualified Worldwide Product License for the Antigen. In the event that such Grantee has already executed an Exclusive Qualified Worldwide Product License, it shall have the right to exchange such Product License for an Exclusive Worldwide Product License to Covered Products derived from practice of the Licensed Technology with respect to the Selected Antigen upon payment as additional license fee of [ * ] to XT. The right of the selecting Grantee to obtain an Exclusive
Worldwide Product License under this Section 5.5 shall expire [ * ]

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[ * ]

         5.6 In the event that the Grantee that initially selected an Antigen does not exercise, by notice to XT and the other Grantee, its option to obtain an Exclusive Qualified Worldwide Product License for the Antigen and if the other Grantee has obtained and exercised a Buy-In Right, the other Grantee in such event shall have the option to obtain an Exclusive Worldwide Product License to Covered Products derived from practice of the Licensed Technology with respect to the Selected Antigen. In the event that such Grantee has already executed an Exclusive Home Territory Product License, it shall have the right to exchange such license for an Exclusive Worldwide Product License to the Selected Antigen upon payment to XT of [ * ]. The right of the Grantee having the Buy-In Right to obtain an Exclusive Worldwide Product License under this Section 5.6 shall expire [ * ].

6.       LIMITATIONS ON PRODUCT LICENSES; RIGHT TO EXCLUSIVE
         WORLDWIDE PRODUCT LICENSE.

          6.1 Limitations on Product Licenses. Upon execution by XT and a Grantee (and unless and until terminated), each of the Product Licenses shall be deemed to be a "[ * ] License." At the time that a Covered Product developed pursuant to such [ * ] the license shall no longer be deemed to be a "[ * ] License." At no time shall either Grantee have the right to hold [ * ]. In the event that a Grantee terminates a Product License in its entirety, such license shall no longer be deemed to be held by such Grantee for the purpose of the limitations set forth in this Section 6.1.

         6.2 Rights to Exclusive Worldwide Product Licenses. In the event an Exclusive Qualified Worldwide Product License, Exclusive Home Territory Product License or a Co-Exclusive Worldwide Product License is terminated and the other Grantee holds a complementary license to the same Antigen at the time of such termination, the other Grantee shall have the right to obtain an Exclusive Worldwide Product License for the Antigen upon payment to XT of the difference between the license fee paid by such Grantee for such license and [ * ].


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7.       OUTLICENSING

         7.1  In order to [ * ]. In such event, the [ * ].

         7.2  [ * ] XT will confer with CGI and JTI as to how to [ * ] to [ * ].

8.       IN-LICENSING OR ACQUISITION; INVENTIONS

         8.1  In-Licensing or Acquisition.

              (a) If either Grantee is licensing or otherwise acquiring patent rights related to an Antigen, it [ * ]. Subject to Section 4.2(iv) above, the Grantee that selects an Antigen pursuant to Section 4.2(i)(a) above shall [ * ].

              (b) If it enters into a Product License for such Antigen, the [ * ] Grantee pursuant to Section 8.1(a) shall [ * ]


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[ * ], including, as appropriate, [ * ] provided, however, that if the Grantees have a [ * ].

         8.2 Inventions. A Grantee shall promptly disclose to the other Grantee any patentable invention related to an Antigen that has been selected by it or the other Grantee, using the inventions disclosure form attached as Exhibit G hereto. If such invention were created by the Grantee prior to the selection of the Antigen by either Grantee, [ * ]. Subject to Article 3, if such invention is created by the Grantee after such selection, [ * ]. Nothing herein shall affect a Grantee's ownership of any invention disclosed to the other Grantee.

9.       FUTURE GENERATION MICE

         9.1 A Grantee or its Affiliate may perform research to create Future Generation Mice at its absolute discretion. Notwithstanding the above, the Grantee shall disclose plans for such research to the other Grantee in order for the other Grantee to determine if it wishes to share in the cost of such research. In the event the other Grantee agrees to fund, or to have its Affiliate fund, [ * ], any inventions or other intellectual property created during the performance of such research shall be equally co-owned by the Grantees or the Affiliates, as the case may be; provided, however, that in no event shall more than one entity among either Grantee and its Affiliates [ * ]. Upon mutual agreement of the Grantees, the other Grantee may participate in the research activities.

         9.2 If CGI or JTI unilaterally develops Future Generation Mice, such Grantee (the "Developing Grantee")shall notify the other Grantee (the "Nondeveloping Grantee"). Any patentable inventions and other intellectual property created by the Developing Grantee in creating such Future Generation Mice shall be owned by the Developing Grantee. The Nondeveloping Grantee shall have an option to negotiate a license to such Future


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Generation Mice. [ * ]. Neither CGI or JTI shall enter into any agreement with a third party to develop Future Generation Mice that would impair the rights of the other party to exercise its rights to license Future Generation Mice hereunder.

         9.3. (i)    The Grantees shall share equal responsibility for, and
shall share equally all outside costs incurred in, preparing, filing, prosecuting and maintaining patent applications and patents worldwide on inventions that are co-owned pursuant to Section 9.1 above, and conducting any interferences, re-examinations, reissues and oppositions relating thereto. CGI and JTI shall mutually agree upon an outside patent counsel to prepare, file, prosecute and maintain such patents and patent applications. CGI and JTI shall each keep the other reasonably informed as to the status of such patent matters, including without limitation, by providing such Grantee the opportunity to review and comment on any substantive documents which will be filed in any patent office, and providing such Grantee copies of any documents received from such patent offices including notice of all interferences, re-examinations, oppositions or requests for patent term extensions. If either JTI or CGI should determine that it does not want to share responsibility for such costs with respect to a particular patent or patent application, it will inform the other in writing. If so informed, CGI or JTI, as the case may be, may then assume all responsibility, both costs and control, for the particular patent or patent application and, as a result, will obtain exclusive ownership rights to the particular patent or application.

              (ii) If either CGI or JTI unilaterally develops an invention described in Section 9.2 above, it shall be solely responsible, at its cost, to prepare, file, prosecute, maintain and enforce patent applications and patents worldwide, as it may determine in its discretion, and to conduct any interferences, reexaminations, reissues and oppositions relating thereto.

              (iii) A party shall promptly notify the other parties of any violation by a third party of any of the intellectual property rights developed pursuant to Section 9.1 of which such party becomes aware and shall provide the other parties with any available evidence of such violation. CGI and JTI shall agree whether and, if so, how to enforce any intellectual property developed pursuant to Section 9.1, or defend such intellectual property in a declaratory judgment or similar proceeding. [ * ] The party taking such enforcement action shall keep the other parties reasonably informed of the progress of


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such suit. Any received recovery shall be [ * ], or as the parties may otherwise agree during the course of the suit. In the event that [ * ].

              (iv) Subject to Article 10, if suit is brought against any party alleging infringement of the patent rights of a third party as the result of the exercise by a party of its rights under this Article 9, the parties shall promptly discuss and agree on how to respond, including the manner in which the costs of defense and any damages owing shall be paid.

         9.4 The Antigen selection mechanism set forth in this Agreement shall apply to each Grantee using any Future Generation Mice and a Grantee shall require a license from XT as set forth herein to make, use or sell Covered Products derived from any Future Generation Mice. In addition, the provisions of Sections 2.3, 2.5 and 2.6 for Mice apply to Future Generation Mice.

10.      PATENT DEFENSE

         10.1 Suit Brought Against Xenotech or One Grantee. If suit is brought against Xenotech and/or either Grantee or its Affiliates alleging infringement of the patent rights of third parties, the parties [ * ], the Grantees shall
jointly control the litigation and [                      *                 ].
Any liabilities arising from such suit shall be [          *           ] the
Grantees. In the event that a Grantee who is not a party to the suit decides not to participate in the defense of the suit and share in the expenses thereof and any liabilities arising therefrom [ * ] Notwithstanding the foregoing, a Grantee who is sued shall keep XT and the other Grantee reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to Licensed Technology.

         10.2 Suit Brought Against Both Grantees. If a suit is brought against both Grantees or their Affiliates and [ * ] the Grantees shall jointly control the

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

litigation and [ * ]. Any liabilities arising from such suit shall be [ * ] by the Grantees. In the event that a Grantee or its Affiliate is dismissed from the suit and the Grantee decides not to continue to participate in the defense of the suit and share in the expenses thereof and any liabilities arising therefrom, such Grantee shall [ * ]

11.      CONFIDENTIALITY; PUBLICATION

         11.1 Confidentiality. Except as expressly provided herein, the Grantees and XT agree that, for the term of this Agreement and for five years thereafter, the receiving Grantee shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by the other Grantee or by XT pursuant to this Agreement (including, without limitation, knowhow), except to the extent that it can be established by the receiving Grantee by competent proof that such information:

              (a) was already known to the receiving Grantee, other than under an obligation of confidentiality, at the time of disclosure;

              (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Grantee;

              (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Grantee in breach of this Agreement; or

              (d) was subsequently lawfully disclosed to the receiving Grantee by a person other than a Grantee or XT or developed by the receiving Grantee without reference to any information or materials disclosed by the disclosing party.

         11.2 Permitted Disclosure. Notwithstanding Sections 11.1 above and
17.19 below, each Grantee hereto may nevertheless disclose the other Grantee's or XT's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a Grantee or XT is required to make any such disclosure of another Grantee's or XT's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to such Grantee or XT of such disclosure requirement and, save to the extent inappropriate in the case of


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
patent applications, will use efforts consistent with prudent business judgement to secure confidential treatment of such information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

         11.3 Scientific Publication. Publications of (i) the shared research results pursuant to Section 5.4(a), (ii) the research results generated pursuant to Section 9.1 and (iii) any research results which relate to the characterization of Mice by CGI or JTI, their respective employees or independent contractors employed by CGI or JTI will require the prior consent of the other of CGI or JTI, as the case may be, such consent not to be unreasonably withheld or delayed.

12.      INDEMNIFICATION

         12.1 CGI. Subject to compliance by XT and/or JTI with its obligations set forth in Section 12.4 below, CGI agrees:

              (a) to indemnify and hold XT and its directors, officers, employees and agents harmless from and against any losses, claims, damages, liabilities or actions (including reasonable attorneys' fees and court and other expenses of litigation) (collectively, the "Liabilities") suffered or incurred in connection with third party claims relating to the [ * ] arising from any Covered Product manufactured, used, sold or otherwise distributed by CGI and its Affiliates or Sublicensees;

              (b) to indemnify and hold XT, JTI, JTI's Affiliates and their directors, officers, employees and agents harmless from and against any Liabilities suffered or incurred in connection with third party claims relating to intellectual property rights [ * ] arising from any Covered Product manufactured, used, sold or otherwise distributed by CGI and its Affiliates or Sublicensees; and

              (c) to indemnify and hold XT, JTI, JTI's Affiliates and their directors, officers, employees and agents harmless from and against any Liabilities suffered or incurred in connection with third party claims other than relating to [ * ] or other intellectual property rights arising from any Covered Product manufactured, used, sold or otherwise distributed by CGI and its Affiliates or Sublicensees; provided, however, that CGI shall not be required to provide indemnification under this clause (c) to any party for any Liabilities suffered or incurred in connection with third party claims resulting from the gross negligence, recklessness or intentional misconduct by such party or its Affiliates, or their directors, officers, employees or agents, where CGI holds a Product License other than an Exclusive Worldwide Product License for such Covered Product; and provided further that CGI shall not be required to provide indemnification under this clause (c) to XT for any Liabilities resulting from the gross negligence, recklessness or intentional misconduct by

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

XT or its Affiliates, or their directors, officers, employees or agents, where the Covered Product binds to a Previously Selected Antigen.

         12.2 JTI. Subject to compliance by XT and/or CGI with its obligations set forth in Section 12.4 below, JTI agrees:

              (a) to indemnify and hold XT and its directors, officers, employees and agents harmless from and against any Liabilities suffered or incurred in connection with third party claims relating to the [ * ] arising from any Covered Product manufactured, used, sold or otherwise distributed by JTI and its Affiliates or Sublicensees;

              (b) to indemnify and hold XT, CGI, CGI's Affiliates and their directors, officers, employees and agents harmless from and against any Liabilities suffered or incurred in connection with third party claims relating to intellectual property rights [ * ] arising form any Covered Product manufactured, used, sold or otherwise distributed by JTI and its Affiliates or Sublicensees;

              (c) to indemnify and hold XT, CGI, CGI's Affiliates and their directors, officers, employees and agents harmless from and against any Liabilities suffered or incurred in connection with third party claims other than relating to [ * ] or other intellectual property rights arising from any Covered Product manufactured, used, sold or otherwise distributed by JTI and its Affiliates or Sublicensees; provided, however, that JTI shall not be required to provide indemnification under this clause (c) to any party for any Liabilities resulting from the gross negligence, recklessness or intentional misconduct by such party or its Affiliates, or their directors, officers, employees or agents, where JTI holds a Product License other than an Exclusive Worldwide Product License for such Covered Product; and provided further that JTI shall not be required to provide indemnification under this clause (c) to XT for any Liabilities resulting from the gross negligence, recklessness or intentional misconduct by XT or its Affiliates, or their directors, officers, employees or agents, where the Covered Product binds to a Previously Selected Antigen.

         12.3 XT. Subject to compliance by CGI and/or JTI with the obligations set forth in Section 12.4, XT agrees to indemnify and hold CGI and JTI and their respective Affiliates and their directors, officers, employees and agents harmless from and against Liabilities suffered or incurred in connection with third-party claims arising from any Covered Product manufactured, used, sold or otherwise distributed by licensees of XT (other than CGI or JTI or their Affiliates).

         12.4 Procedure. If a party (an "Indemnitee") intends to claim indemnification under this Article 12, it shall promptly notify the indemnifying party (the "Indemnitor") in writing of


                                      -20-

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
any loss, claim, damage, liability or action in respect of which the Indemnitee or its directors, officers, employees or agents intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. The indemnity agreement in this
Article 12 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 12, but the omission so to deliver written notice to the Indemnitor shall not relieve it of any liability that it may have to any party claiming indemnification otherwise than under this Article 12. The party claiming indemnification under this Article 12, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

13.      REPRESENTATIONS AND WARRANTIES

         13.1 XT. XT represents and warrants that: (i) it has the full right and authority to enter into this Agreement; (ii) there are no existing or threatened actions, suits or claims pending against XT with respect to the subject matter hereof or the right of XT to enter into and perform its obligations under this Agreement; (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement;
(iv) Schedule 1 hereto sets forth the [ * ] Technology as of the Effective Date and Schedule 2 hereto sets forth the [ * ] Technology as of the Effective Date; and (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which a Grantee would be obligated to reimburse XT under the Product Licenses as of the Effective Date. In the event that XT acquires rights to intellectual property that would become either [ * ] Technology or [ * ] Technology, XT will promptly update Schedule 1 or Schedule 2, as the case may be, and provide copies thereof to each Grantee. In the event that XT enters into any agreement which could require a Grantee to reimburse XT for any additional royalties, license fees, milestone payments or similar payments, XT will promptly update Schedule 3 and provide copies thereof to each Grantee.


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    the omitted portions.

         13.2 CGI. CGI represents and warrants that: (i) it has the full right and authority to enter into this Agreement, (ii) to the knowledge of CGI, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof (except for the pending or threatened litigation with GenPharm International, Inc.) or the right of CGI to enter into and perform its obligations under this Agreement; and (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         13.3 JTI. JTI represents and warrants that: (i) it has the full right and authority to enter into this Agreement, (ii) to the knowledge of JTI, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof (except for the pending or threatened litigation with GenPharm International, Inc.) or the right of JTI to enter into and perform its obligations under this Agreement; and (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         13.4 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF ITS TECHNOLOGY CLAIMS, ISSUED OR PENDING.

14.      TAXES AND TAX INDEMNITY

         14.1 Withholding Taxes.

              14.1.1 Unless immediately reimbursable under Section 14.1.2 below, all payments required to be made pursuant to a license granted hereunder shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

              14.1.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S. tax liability of any of its partners.

         14.2 Tax Indemnity. Except as provided in Section 14.1, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement, with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

         14.3 XT Tax Indemnity. XT shall indemnify and hold harmless CGI and JTI and their Affiliates from and against any increase to their respective country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from CGI or JTI on Covered Products. The amount payable hereunder shall be equal to the difference between (a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in the respective country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to CGI's or JTI's, as the case may be, or its Affiliates' taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.


15.      TERM; TERMINATION

         15.1 Term. This Agreement shall commence on the date first above written, and unless terminated pursuant to the other provisions of this Article 15, shall terminate on the later of (i) the expiration of the last to expire patent covering the Licensed Technology or (ii) the twentieth anniversary of the effective date of this Agreement.

         15.2 Breach. If a party to this Agreement believes that another party to this Agreement shall have committed a material breach hereunder, and such breach shall have continued for sixty days after written notice thereof was provided to the allegedly breaching party, unless the allegedly breaching party has cured any such material breach or it has been waived by the notifying party prior to the expiration of the sixty-day period, the party alleging the material breach shall have the right to initiate an arbitration proceeding in accordance with Section 17.15 below. If the arbitrators determine in such proceeding that a material breach has occurred, they shall also determine an appropriate remedy and the breaching party shall cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         15.3 Accrued Rights. Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of a party prior to such termination, or expiration. Such termination, relinquishment or expiration shall not relieve a party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

         15.4 Surviving Obligations. Without limiting the foregoing, Sections 8.2, 9.1, 9.2, 9.3 and 13.4 and Articles 3, 10, 11, 12, 14, 15 and 17 of this
Agreement shall survive the expiration or termination of this Agreement.

16.      TERMINATION OF CERTAIN AGREEMENTS

         The Master Research and License Agreement among the parties effective as of January 1, 1994, the Xenotech Product Research and License Agreement
[ * ] among the parties effective as of January 20, 1994, and the Xenotech Product Research and License Agreement [ * ] among the parties effective as of January 20, 1994, each shall terminate as of the Effective Date.

17.      MISCELLANEOUS PROVISIONS

         17.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

         17.2 Waiver. It is agreed that no waiver by a party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

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    the omitted portions.

         17.3 Assignments. Neither this Agreement nor any interest hereunder shall be assignable by a party without the prior written consent of the other parties; provided, however, that CGI or JTI may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly), or (b) an entity that acquires substantially all of the assets of the Grantee's monoclonal antibody business segment. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

         17.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         17.5 Compliance with Laws. In exercising their rights under this Agreement, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

         17.6 Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         17.7 No Implied Obligations. Nothing in this Agreement shall be deemed to require Grantees to exploit the Licensed Technology nor prevent Grantees from commercializing products similar to or competitive with the Covered Products, in addition to or in lieu of such products.

         17.8 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other parties at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

         Japan Tobacco Inc.:        Japan Tobacco Inc.
                                    JT Building
                                    2-1 Toranomon 2-chome
                                    Minato-ku, Tokyo 105
                                    Japan
                                    Attn: Vice President,
         Pharmaceutical Division

         with a copy to:            JT America Inc.
                                    1825 South Grant Street, Suite 220
                                    San Mateo, CA  94402
                                    Attn:  President
         and to:                    Gilbert, Segall and Young LLP
                                    430 Park Avenue
                                    New York, NY  10022
                                    Attn:  Neal N. Beaton, Esq.

         Cell Genesys, Inc.:        Cell Genesys, Inc.
                                    322 Lakeside Drive
                                    Foster City, California 94404
                                    Attn: President

         with a copy to:            Heller Ehrman White & McAuliffe
                                    525 University Avenue
                                    Palo Alto, California  94301
                                    Attn:  Julian N. Stern, Esq.

         Xenotech:                  Xenotech, L.P.
                                    c/o Xenotech, Inc.
                                    322 Lakeside Drive
                                    Foster City, California 94404
                                    Attn: Chief Financial Officer

         17.9 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of the parties are subject to prior compliance with the export regulations of the United States and Japan and such other United States or Japanese laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and Japan. Each party shall use efforts consistent with prudent business judgement to obtain such approvals.

         17.10 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         17.11 Force Majeure. Nonperformance of a party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform,is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Grantee.

         17.12 Supply of Mice in Certain Circumstances. Each of CGI and JTI agrees to transfer new colonies of Mice to the other in the event that existing colonies of such Mice are lost as a result of events, such as earthquake, fire, flood, plague or other catastrophe.

         17.13 Agreement to Discuss Revisions. If at any time after the third anniversary of the Effective Date of this Agreement, either CGI or JTI reasonably requests reconsideration of provisions of this Agreement, [ * ] the parties agree to discuss in good faith possible changes to such provisions mutually agreeable to the parties.

         17.14 No Consequential Damages. IN NO EVENT SHALL A PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER.

         17.15 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of CGI and the Vice President of the Pharmaceutical Division of JTI. Except as provided by Section 4.2(iv), any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in San Francisco, California, if initiated by XT against CGI or by CGI against XT, or if initiated by JTI, and in Tokyo, Japan, if initiated by XT or CGI against JTI. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration subject to this Section 17.15 shall be completed within six months from the filing of notice of a request for such arbitration.

         17.16 Complete Agreement. It is understood and agreed by the parties that this Agreement constitutes the entire agreement, both written and oral, among the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of the parties.


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    the omitted portions.

         17.17 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same agreement.

         17.18 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         17.19 Nondisclosure. Except as set forth in Article 11 hereof, each of the parties hereto agrees not to disclose to any third person the terms of this Agreement without the prior written consent of the other parties hereto, except to advisors, investors, licensees, sublicensees and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

JAPAN TOBACCO INC.                     CELL GENESYS, INC.


By:  /s/ Masakazu Kakei                By:  /s/ R. Scott Greer
     ------------------------------         -------------------------------
         Masakazu Kakei                         R. Scott Greer
         Managing Director,                     Senior Vice President,
         Pharmaceutical Division                Corporate Development



XENOTECH, INC. (as General
Partner of XENOTECH, L.P.)


By:  /s/ Takashi Kamiya
     ------------------------------
         Takashi Kamiya
         Chairman


By:  /s/ Raymond M. Withy
     ------------------------------
         Raymond M. Withy
         President and
         Chief Executive Officer

                                   Schedule 1

                              Patent Applications

                                     [ * ]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Schedule 2

                                    Patents

                                     [ * ]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Schedule 3

                         Royalties Payable by Xenotech

                                     [ * ]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT A


                   Form of Exclusive Worldwide Product License



         THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of _________________, ______, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and [CELL GENESYS, INC., a Delaware corporation ("CGI")]* [JAPAN TOBACCO INC., a Japanese corporation ("JTI")]** ("Licensee").

                                    RECITALS

         XT desires to grant to Licensee and Licensee desires to acquire from XT an exclusive worldwide license or sublicense, as the case may be, under the Licensed Technology to commercialize Products, on the terms and conditions herein.

         NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

         1.1 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of CGI, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of CGI or JTI under this Agreement and XT shall not be considered controlled by CGI or JTI for purposes of determining Affiliates of CGI or JTI.

         1.2 "[ * ] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which relate to the [ * ], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [ * ] as set forth in Schedule 1.

         1.3      "CGI" shall mean Cell Genesys, Inc.




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
         1.4 "Effective Date" shall mean the date this Agreement is executed by XT and Licensee.

         1.5 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S.
equivalent.

         1.6      "JTI" shall mean Japan Tobacco Inc.

         1.7      "License Fee"  shall have the meaning set forth in
Article 3 hereof.

         1.8      "Licensed Field" shall mean [ * ]

         1.9 "Licensed Technology" shall mean the [ * ] Technology and the [ * ] Technology.

         1.10 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996, as it may be amended.

         1.11 "Net Sales" shall mean the [ * ] by Licensee or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [ * ], with respect to such sales, and [ * ], as reflected in [ * ] of Licensee and its Affiliates or Sublicensees, to the extent [ * ].

         1.12 "Product" shall mean [ * ], including, but not limited to [ * ]. Product as used herein shall not include a [ * ].

         1.13     "Product Antigen" shall mean               .

         1.14 "Sublicensee" shall mean a third party that is not an Affiliate to whom Licensee has granted a sublicense under the Licensed Technology to make, use and/or sell Product to the extent of the rights of Licensee therein. "Sublicensee" shall also include a third party to whom Licensee has granted the right to distribute Product under the Licensed Technology to the extent of the rights of Licensee therein, provided that such third party is responsible for the marketing and promotion of Product within the applicable country.


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         1.15     "Territory" shall mean all the countries of the world.

         1.16 "Universal Receptor Product" shall mean a substance that is developed utilizing [ * ] Universal Receptor Technology.

         1.17 "Universal Receptor Technology" shall mean technology for universal receptors [ * ] As used herein: (i) "universal receptor" shall mean a receptor [ * ].

         1.18 "Valid Claim" shall mean a claim of a pending or issued and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

         1.19 "[ * ] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of
(i) above; (iii) any foreign counterparts issued or issuing on any of (i) or
(ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [ * ] as set forth on Schedule 2.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.       LICENSE GRANT

         Subject to the terms and conditions of this Agreement, XT hereby grants to Licensee an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product anywhere in the world for use, sale, import or other distribution in the Licensed Field in the Territory. Such license or sublicense shall be exclusive even as to XT, and shall include the exclusive right to grant and authorize sublicenses for exploitation worldwide (excluding any rights to the Mice as defined in the Master Research License and Option Agreement).

 3.      LICENSE FEE

         Licensee shall pay to XT within thirty days of the Effective Date a license fee of [ * ]

4.       ROYALTIES

         4.1 Royalty Rates. In consideration for the license and rights granted herein, Licensee agrees to pay to XT royalties of [ * ] of Net Sales of Product by it and its Affiliates and Sublicensees.

         4.2 Royalty Offsets. Licensee shall have the right to reduce the rate at which any royalties due to XT are payable pursuant to Section 4.1 to offset [ * ]; provided, however, that the royalty rates paid by Licensee pursuant to
Section 4.1 shall not be reduced to less than [ * ] of the rate set forth in
Section 4.1. [ * ]

         4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Product among Licensee and its Affiliates and/or Sublicensees or for use in research and/or development or clinical trials.

         4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of a Product that would infringe a Valid Claim in the country in which such Product is sold. In the event that such



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
Product is not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this Article 4, [ * ].

         4.5 Combination Products. In the event that Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [ * ]. In the event that no such separate sales are made in the same quarter by Licensee, Net Sales for royalty determination shall be [ * ].

         4.6 Termination of Royalties. Royalties under Section 4.1, 4.2, or 4.4 will be due until the later of (i) ten years from the first commercial sale of Product in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Product in such country.

5.       THIRD PARTY ROYALTIES

         5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Product. Licensee shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Product necessary to allow the manufacture, use or sale or other exploitation of Product anywhere in the world. Licensee shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Product expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate Licensee to make any payments under this Section 5.1 without the prior written consent of Licensee.

         5.2 Royalties Payable by Licensee. Licensee will be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under licenses or similar agreements entered into by Licensee to allow the manufacture, use or sale of Product.

6.       ACCOUNTING AND RECORDS

         6.1 Royalty Reports and Payments. After the first commercial sale of Product on which royalties are required,



                                       -5-

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
Licensee agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Product sold during the calendar quarter upon which a royalty is payable under Article 4 above. Concurrently with the making of such reports, Licensee shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in Section 1.11 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

         6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify Licensee and Licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide Licensee with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to Licensee's activities in the Territory in the preceding quarter, and Licensee shall pay such invoices within thirty days of receipt of such invoice.

         6.3 Records; Inspection. Licensee shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of Licensee or its Affiliates or Sublicensees, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of Licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. Licensee shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of Licensee reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and Licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.3 shall be at the expense of XT, unless a variation or error producing an increase exceeding [ * ] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by Licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and Licensee shall be released

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

from any liability or accountability with respect to royalties for such year.

         6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

         6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at [ * ], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

         6.6 Withholding Taxes.

                  6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

                  6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S.
tax liability of any of its partners.

         6.7 Tax Indemnity. Except as provided in Section 6.6, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto



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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

         6.8 XT Tax Indemnity. XT shall indemnify and hold harmless Licensee and its Affiliates from and against any increase to its country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from Licensee on Covered Products. The amount payable hereunder shall be equal to the difference between
(a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in the country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to Licensee's or its Affiliates', as the case may be, taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

7.       RESEARCH and DEVELOPMENT

         7.1 Funding and Conduct. Licensee shall independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Product, at its own expense.

         7.2 Biomaterials. In the case of Previously Selected Antigens as defined in the Master Research License and Option Agreement, at the reasonable request of Licensee, XT shall make available as part of the license granted hereunder to Licensee [ * ] thus made

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

available will be used only by Licensee and its Affiliates and Sublicensees and manufacturing subcontractors.

8.       DUE DILIGENCE

         8.1      [ * ]

                  8.1.1 Licensee agrees [ * ] as may be agreed upon by the parties [ * ] the Effective Date.

                  8.1.2 Notwithstanding the foregoing, Licensee shall be [ * ] in the United States or Japan.

         8.2      Failure to Meet Due Diligence Obligation.

                  8.2.1 If the diligence requirements set forth in Section 8.1 are not met by Licensee (or its Affiliates or Sublicensees) in the United States or in Japan, Licensee's rights hereunder shall terminate upon written notice by XT to Licensee and subject to Sections 8.3, 8.4 and 13.3 below.

                  8.2.2. Notwithstanding Section 8.2.1, the license granted hereunder to Licensee shall not terminate by reason of [ * ], to the extent that prudent business judgment, based on circumstances outside of Licensee's reasonable control, reasonably justifies such delay.

         8.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 8 have been met or circumstances exist which Licensee believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement during a period of 30 days following Licensee's receipt of the notice under Section 8.2.1.

         8.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 8.3 above, such dispute shall be settled between XT and Licensee by binding arbitration as set forth in Section 14.12. If the arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 8.1 above, the license granted to such party shall not terminate unless the nonperforming party



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
fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

9.       PATENTS

         9.1      [ * ] Technology.

                  (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [ * ] Technology and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to the [ * ] Technology. XT shall keep Licensee reasonably informed as to the status of such patent matters, including without limitation, by providing Licensee the opportunity to review and comment on any documents which will be filed in any patent office, and providing Licensee copies of any documents received by XT from such patent offices including notice of all interferences, reexaminations, oppositions or requests for patent term extensions. Licensee shall cooperate with and assist XT in connection with such activities, at XT's request and expense.

                  (b) In the event that Licensee becomes aware that any [ * ] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [ * ] Technology. In such event, XT shall keep
Licensee reasonably informed of the progress of any such claim, suit or proceeding. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [ * ].

         9.2      [ * ] Technology.

                  9.2.1 Licensee shall, at its expense, have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [ * ] Technology, except to the extent XT may not have the right to do so. Licensee shall give XT the opportunity to review the status of all such pending patent applications and actions and shall keep XT fully informed of the progress of such applications and actions, including, without limitation, by promptly providing XT with copies of all worldwide correspondence sent to and received



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    the omitted portions.

from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. In the event that Licensee declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Product in any country, it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to XT. XT shall have the right to assume such responsibilities at its own expense, using counsel of its choice.

                  9.2.2 In the event that Licensee becomes aware that any [ * ] Technology is infringed or misappropriated by a third party in any country of the world, or is subject to a declaratory judgment action arising from such infringement in any country, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. Licensee shall have the exclusive right to enforce, or defend any declaratory judgment action, in any country of the world, at its expense, involving any [ * ] Technology. In such event, Licensee shall keep XT reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by Licensee received as a result of any such claim, suit or proceeding shall be used first to reimburse Licensee for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [ * ]

         9.3 Infringement Claims. If the production, sale or use of Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Licensee (or its Affiliates or Sublicensees), Licensee shall promptly notify XT thereof in writing setting forth the facts of such claim in reasonable detail. [ * ] Licensee shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Licensee shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology, Licensee shall have the right to deduct any damages and expenses (including attorneys' and professional fees) against any amounts due, or which may become due, to XT pursuant to this Agreement. Notwithstanding the above, Licensee shall not be able to settle any such claim, suit or proceeding that involves any admission of the invalidity of the Licensed Technology.

         9.4 Patent Marking. Licensee agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statute or



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    the Commission. Confidential treatment has been requested with respect to
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
regulations in the country or countries of manufacture and sale thereof.

10.      CONFIDENTIALITY

         10.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

                  (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

                  (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

                  (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

         10.2 Permitted Disclosures. Notwithstanding Sections 10.1 above and
14.16 below, each party hereto may disclose the other party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from Licensee except as agreed in writing by Licensee.

11.      SUBLICENSES

         Pursuant to Article 2 herein, Licensee will have the right to grant and authorize sublicenses to third parties; provided, however, the Licensee shall remain responsible for any payments due XT for Net Sales of Product by any Sublicensee. [ * ]. Any sublicense granted by Licensee pursuant to this Agreement shall provide that the Sublicensee will be subject to the applicable terms of this Agreement. Licensee shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.


12.      REPRESENTATIONS and WARRANTIES

         12.1     XT.  XT represents and warrants that:

                  (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

                  (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to Licensee herein;

                  (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed Technology or the right of XT to enter into and perform its obligations under this Agreement;

                  (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Product, or its manufacture or use;

                  (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which Licensee is obligated to reimburse XT under Section 5.1 above as of the Effective Date; and

                  (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

         12.2     Licensee.  Licensee represents and warrants that:

                  (i) it has the full right and authority to enter into this Agreement,

                  (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof (except for the pending or threatened litigation with GenPharm International, Inc.) or the right of



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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

Licensee to enter into and perform its obligations under this Agreement; and

                  (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         12.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

         12.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 12 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

13.      TERM AND TERMINATION

         13.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

         13.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 13, this Agreement shall continue in full force and effect until the later of

                  (i) the expiration of the last to expire patent within the Licensed Technology claiming Product; or

                  (ii) the twentieth anniversary of the Effective Date.

The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

         13.3 Termination for Breach. Either party to this Agreement may terminate this Agreement in the event the other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section
14.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         13.4 Other Termination Rights. Licensee may terminate this Agreement and the license granted herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement.

         13.5     Effect of Termination.

                  13.5.1 Termination of this Agreement for any reason shall not release either party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

                  13.5.2 In the event this Agreement is terminated for any reason, Licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by Licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

                  13.5.3 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

                  13.5.4 This Agreement, including the license granted in
Article 2, is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

                  13.5.5 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 10,
12, 13 and 14 shall survive the expiration and any termination of this Agreement for any reason.

14.      MISCELLANEOUS

         14.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

         14.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         14.3 Assignment. This Agreement and the license granted hereunder may not be assigned by Licensee to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of Licensee; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

         14.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         14.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

         14.6 No Implied Obligations. Except as expressly provided in Article 8 above, nothing in this Agreement shall be deemed to require Licensee to exploit the Licensed Technology nor to prevent Licensee from commercializing products similar to or competitive with any Product, in addition to or in lieu of such Product.

         14.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

         XT:                                Xenotech, L.P.
                                            322 Lakeside Drive
                                            Foster City, California 94404
                                            Attn: Chief Financial Officer

         Japan Tobacco Inc.:                Japan Tobacco Inc.
                                            JT Building
                                            2-1 Toranomon 2-chome
                                            Minato-ku, Tokyo 105
                                            Japan
                                            Attn: Vice President,
                                            Pharmaceutical Division

         with a copy to:                    JT America Inc.
                                            1825 South Grant Street, Suite 220
                                            San Mateo, CA 94402
                                            Attn: President

         and to:                            Gilbert, Segall and Young LLP
                                            430 Park Avenue
                                            New York, NY  10022
                                            Attn:  Neal N. Beaton, Esq.

         Cell Genesys, Inc.:                Cell Genesys, Inc.
                                            322 Lakeside Drive
                                            Foster City, California 94404
                                            Attn: President

         with a copy to:                    Heller Ehrman White & McAuliffe
                                            525 University Avenue
                                            Palo Alto, California  94301
                                            Attn:  Julian N. Stern, Esq.

         14.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT and Licensee are subject to prior compliance with United States [and Japanese]** export regulations and such other United States [and Japanese]** laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States [and Japan].** Licensee shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with Licensee and shall provide assistance to Licensee as reasonably necessary to obtain any required approvals.

         14.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         14.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform,is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

         14.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

         14.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held [in San Francisco, California],* [Tokyo, Japan, if initiated by XT against Licensee and in San Francisco, California, if initiated by Licensee against XT].** A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

         14.13 Complete Agreement. It is understood and agreed between XT and Licensee that this Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT and Licensee.

         14.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

        14.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         14.16 Nondisclosure. Except as provided in Article 10, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.



         IN WITNESS WHEREOF, the parties have executed this Agreement, their respective officers hereunto duly authorized, as of the day and year first above written.


XENOTECH, INC. (as General                              LICENSEE
Partner of XENOTECH, L.P.)


By:                                                     By:
   ------------------                                      ---------------------

Name:                                                   Name:
     ----------------                                        -------------------

Title:                                                  Title:
      ---------------                                         ------------------














- ----------------------
*  If CGI is Licensee.
** If JTI is Licensee.

                                    EXHIBIT B


              Form of Exclusive Qualified Worldwide Product License



         THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of _________________, ______, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and [CELL GENESYS, INC., a Delaware corporation ("CGI")]* [JAPAN TOBACCO INC., a Japanese corporation ("JTI")]** ("Licensee").


                                    RECITALS

         XT desires to grant to Licensee and Licensee desires to acquire from XT an exclusive license or sublicense, as the case may be, in the [CGI] [JTI] Territory and the Rest of the World under the Licensed Technology to commercialize Products, on the terms and conditions herein.

         NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

         1.1 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of CGI, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of CGI or JTI under this Agreement and XT shall not be considered controlled by CGI or JTI for purposes of determining Affiliates of CGI or JTI.

         1.2 [ * ] "Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which relate to the [ * ], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of
(i) above; (iii) any foreign counterparts issued or issuing on any of (i) or
(ii) above; and (iv) [ * ] as set forth in Schedule 1.

         1.3      "CGI" shall mean Cell Genesys, Inc.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         1.4 "CGI Territory" shall mean the United States of America and its territories and possessions, Canada and Mexico.

         1.5 "Effective Date" shall mean the date this Agreement is executed by XT and Licensee.

         1.6 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S. equivalent.

         1.7 "JTI" shall mean Japan Tobacco Inc.

         1.8 "JTI Territory" shall mean Japan, Taiwan and South Korea (including the territory comprising North Korea if it should be reunited with South Korea).

         1.9 "License Fee" shall have the meaning set forth in Article 3 hereof.

         1.10 "Licensed Field" shall mean [ * ].

         1.11 "Licensed Technology" shall mean the [ * ] Technology and the [ * ] Technology.

         1.12 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996, as it may be amended.

         1.13 "Net Sales" shall mean the [ * ] by Licensee or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [ * ], with respect to such sales, and [ * ], as reflected in [ * ] of Licensee and its Affiliates or Sublicensees, [ * ].


         1.14 "Product" shall mean [ * ] including but not limited to [ * ]. Product as used herein shall not include a [ * ].

         1.15 "Product Antigen" shall mean ________________.

         1.16 "Rest of the World" shall mean all parts of the world not included in the CGI Territory or the JTI Territory.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         1.17 "Sublicensee" shall mean a third party that is not an Affiliate to whom Licensee has granted a sublicense under the Licensed Technology to make, use and/or sell Product to the extent of the rights of Licensee therein. "Sublicensee" shall also include a third party to whom Licensee has granted the right to distribute Product under the Licensed Technology to the extent of the rights of Licensee therein, provided that such third party is responsible for the marketing and promotion of Product within the applicable country.

         1.18 "Territory" shall mean those countries of the world in which Licensee has license rights pursuant to this Agreement.

         1.19 "Universal Receptor Product" shall mean a substance that is developed utilizing [ * ] Universal Receptor Technology.

         1.20 "Universal Receptor Technology" shall mean technology for universal receptors [ * ]. As used herein: (i) "universal receptor" shall mean a receptor [ * ]

         1.21 "Valid Claim" shall mean a claim of a pending or issued and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction,

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

         1.22 "[ * ] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [ * ] as set forth on
Schedule 2.

2.       LICENSE GRANT

         Subject to the terms and conditions of this Agreement, XT hereby grants to Licensee an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product anywhere in the world for use, sale, import or other distribution in the [CGI]* [JTI]** Territory and the Rest of the World in the Licensed Field. Such license or sublicense shall be exclusive even as to XT and shall include the exclusive right to grant and authorize sublicenses for exploitation in the Territory (excluding any rights to the Mice as defined in the Master Research License and Option Agreement).

3.       LICENSE FEE

         Licensee shall pay to XT within thirty days of the Effective Date a license fee of [ * ]

4.       ROYALTIES

         4.1 Royalty Rates. In consideration for the license and rights granted herein, Licensee agrees to pay to XT royalties of [ * ] of Net Sales of Product by it and its Affiliates and Sublicensees.

         4.2 Royalty Offsets. Licensee shall have the right to reduce the rate at which any royalties due to XT are payable pursuant to Section 4.1 to offset the [ * ]; provided, however, that the royalty rates paid by Licensee pursuant to Section 4.1 shall not be reduced to less than [ * ] the rate set forth in Section 4.1. [ * ]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Product among Licensee and its Affiliates and/or Sublicensees or for use in research and/or development or clinical trials.

         4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of a Product that would infringe a Valid Claim in the country in which such Product is sold. In the event that such Product is not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this Article 4, [ * ]

         4.5 Combination Products. In the event that Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [ * ] In the event that no such separate sales are made in the same quarter by Licensee, Net Sales for royalty determination shall be [ * ]

         4.6 Termination of Royalties. Royalties under Section 4.1, 4.2, or 4.4 will be due until the later of (i) ten years from the first commercial sale of Product in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Product in such country.

5.       THIRD PARTY ROYALTIES

         5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Product. Licensee shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Product necessary to allow the manufacture, use, sale, or other exploitation of Product in accordance with this Agreement. Licensee shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Product expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate Licensee to make

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

any payments under this Section 5.1 without the prior written consent of Licensee.

         5.2 Royalties Payable by Licensee. Licensee will be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under licenses or similar agreements entered into by Licensee to allow the manufacture, use or sale of Product.

6.       ACCOUNTING AND RECORDS

         6.1 Royalty Reports and Payments. After the first commercial sale of Product on which royalties are required, Licensee agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Product sold during the calendar quarter upon which a royalty is payable under
Article 4 above. Concurrently with the making of such reports, Licensee shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in Section 1.13 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

         6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify Licensee and Licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide Licensee with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to Licensee's activities in the Territory in the preceding quarter, and Licensee shall pay such invoices within thirty days of receipt of such invoice.

         6.3 Records; Inspection. Licensee shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of Licensee or its Affiliates or Sublicensees as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of Licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. Licensee shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of Licensee reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and Licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.3 shall be at the expense of XT, unless a variation or error producing an increase exceeding [ * ] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by Licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and Licensee shall be released from any liability or accountability with respect to royalties for such year.

         6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

         6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at [ * ], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

         6.6 Withholding Taxes.

                  6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

                  6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S. tax liability of any of its partners.

         6.7 Tax Indemnity. Except as provided in Section 6.6, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

         6.8 XT Tax Indemnity. XT shall indemnify and hold harmless Licensee and its Affiliates from and against any increase to its country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from Licensee on Covered Products. The amount payable hereunder shall be equal to the difference between
(a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in the country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to Licensee's or its Affiliates', as the case may be, taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

7.       RESEARCH and DEVELOPMENT

         7.1 Funding and Conduct. Licensee shall independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Product, at its own expense.

         7.2 Biomaterials. In the case of Previously Selected Antigens as defined in the Master Research License and Option Agreement, at the reasonable request of Licensee, XT shall make available as part of the license granted hereunder to Licensee [ * ] thus made available will be used only by Licensee and its Affiliates and Sublicensees and manufacturing subcontractors.

8.       SHARING OF CLINICAL DATA

         As long as their development projects remain on similar timelines, or as otherwise mutually agreed, Licensee will consider bilateral sharing of its and its Sublicensees' relevant Product development information and clinical data with [JTI]* [CGI]**. However, there shall not be, unless otherwise agreed by the parties, any obligation for sharing data developed independently, by or on behalf of either of them.

9.       DUE DILIGENCE

         9.1      [ * ]

                  9.1.1 Licensee agrees [ * ] as may be agreed upon by the parties [ * ] the Effective Date.

                  9.1.2 Notwithstanding the foregoing, Licensee shall [ * ] in the United States or Japan.

         9.2      Failure to Meet Due Diligence Obligation.

                  9.2.1 If the diligence requirements set forth in Section 9.1 are not met by Licensee (or its Affiliates or Sublicensees) in the [United States]* [Japan]**, Licensee's rights hereunder shall terminate upon written notice by XT to Licensee and subject to Sections 9.3, 9.4 and 14.3 below.

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    the Commission. Confidential treatment has been requested with respect to
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
                  9.2.2. Notwithstanding Section 9.2.1, the license granted hereunder to Licensee shall not terminate by reason of [ * ], to the extent that prudent business judgment, based on circumstances outside of Licensee's reasonable control, reasonably justifies such delay.

         9.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 9 have been met or circumstances exist which Licensee believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement during a period of thirty days following Licensee's receipt of the notice under Section 9.2.1.

         9.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 9.3 above, such dispute shall be settled between XT and Licensee by binding arbitration as set forth in Section 15.12. If the arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 9.1 above, the license granted to such party shall not terminate unless the nonperforming party fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

10.      PATENTS

         10.1     [ * ] Technology.

                  (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [ * ] Technology and conducting any interferences, oppositions, re-examinations, or requesting reissues or patent term extensions with respect to the [ * ] Technology. XT shall keep Licensee reasonably informed as to the status of such patent matters in the Territory, including without limitation, by providing Licensee the opportunity to review and comment on any documents which will be filed in any patent office, and providing Licensee copies of any documents received by XT from such patent offices including notice of all interferences, reexaminations, oppositions or requests for patent term extensions. Licensee shall cooperate with and assist XT in connection with such activities, at XT's request and expense.

                  (b) In the event that Licensee becomes aware that any [ * ] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [ * ] Technology. In

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

such event, XT shall keep Licensee reasonably informed of the progress of any such claim, suit or proceeding in the Territory. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [ * ]

         10.2 [ * ] Technology.

                  10.2.1 XT shall have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [ * ] Technology. XT shall give Licensee the opportunity to review the status of all such pending patent applications and actions in the Territory and shall keep Licensee fully informed of the progress of such applications and actions, including, without limitation, by promptly providing Licensee with copies of all correspondence sent to and received from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. [ * ]. In the event that XT declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Product in the Territory, it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to Licensee. Licensee, shall have the right to assume such responsibilities at its own expense, using counsel of its choice.

                  10.2.2 In the event that Licensee becomes aware that any [ * ] Technology is infringed or misappropriated by a third party in the Territory, or is subject to a declaratory judgment action arising from such infringement in such country, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. Licensee shall have the exclusive right to enforce, or defend any declaratory judgment action, in the Territory, at its expense, involving any [ * ] Technology. In such event, Licensee shall keep XT reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by Licensee received as a result of any such claim, suit or proceeding shall be used first to reimburse Licensee for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [ * ]

         10.3 Infringement Claims. If the production, sale or use of Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Licensee (or its Affiliates or Sublicensees), Licensee shall promptly notify XT



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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

         thereof in writing setting forth the facts of such claim in reasonable detail. [ * ], Licensee shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Licensee shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology. Licensee shall have the right to deduct any damages and expenses (including attorneys' and professional fees) against any amounts due, or which may become due, to XT pursuant to this Agreement. Notwithstanding the above, Licensee shall not be able to settle any such claim, suit or proceeding that impinges upon the rights of [JTI]* [CGI]**, including, without limitation, involving any admission of the invalidity of the Licensed Technology or rights to Product Antigen outside the Territory without the prior approval of XT.

         10.4 Patent Marking. Licensee agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statute or regulations in the country or countries of manufacture and sale thereof.

11.      CONFIDENTIALITY

         11.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

                  (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

                  (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

                  (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by



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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

the receiving party without reference to any information or materials disclosed by the disclosing party.

         11.2 Permitted Disclosures. Notwithstanding Sections 11.1 above and
15.16 below, each party hereto may disclose the other party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from Licensee except as agreed in writing by Licensee.

12.      SUBLICENSES

         Pursuant to Article 2 herein, Licensee will have the right to grant and authorize sublicenses to third parties; provided, however, the Licensee shall remain responsible for any payments due XT for Net Sales of Product by any Sublicensee. [ * ] Any sublicense granted by Licensee pursuant to this Agreement shall provide that the Sublicensee will be subject to the applicable terms of this Agreement. Licensee shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.

13.      REPRESENTATIONS and WARRANTIES

         13.1 XT. XT represents and warrants that: (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to Licensee herein; (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed Technology or the right of XT to enter into and perform its obligations under this Agreement; (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Product, or its manufacture or use; (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

due to third parties for which Licensee is obligated to reimburse XT under
Section 5.1 above as of the Effective Date; and (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

         13.2 Licensee. Licensee represents and warrants that: (i) it has the full right and authority to enter into this Agreement, (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof (except for the pending or threatened litigation with GenPharm International, Inc.) or the right of Licensee to enter into and perform its obligations under this Agreement; and (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         13.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

         13.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 13 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

14.      TERM AND TERMINATION

         14.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

         14.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 14, this Agreement shall continue in full force and effect until the later of (i) the expiration of the last to expire patent within the Licensed Technology claiming Product or (ii) the twentieth anniversary of the Effective Date. The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

         14.3 Termination for Breach. Either party to this Agreement may terminate this Agreement in the event the other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section
15.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         14.4 Other Termination Rights. Licensee may terminate this Agreement and the license granted herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement.

         14.5 Effect of Termination.

              14.5.1 Termination of this Agreement for any reason shall not release either party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

              14.5.2 In the event this Agreement is terminated for any reason, Licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by Licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

              14.5.3 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

              14.5.4 This Agreement, including the license granted in Article 2 is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their

Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

              14.5.5 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 11, 13, 14
and 15 shall survive the expiration and any termination of this Agreement for any reason.

15.      MISCELLANEOUS

         15.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

         15.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         15.3 Assignment. This Agreement and the license granted hereunder may not be assigned by Licensee to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of Licensee; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

         15.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         15.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

         15.6 No Implied Obligations. Except as expressly provided in Article 9 above, nothing in this Agreement shall be deemed to require Licensee to exploit the Licensed Technology nor to prevent Licensee from commercializing products similar to or competitive with any Product, in addition to or in lieu of such Product.

         15.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

         XT:                               Xenotech, L.P.
                                           322 Lakeside Drive
                                           Foster City, California 94404
                                           Attn: Chief Financial Officer

         Japan Tobacco Inc.:               Japan Tobacco Inc.
                                           JT Building
                                           2-1 Toranomon 2-chome
                                           Minato-ku, Tokyo 105
                                           Japan
                                           Attn: Vice President,
                                           Pharmaceutical Division

         with a copy to:                   JT America Inc.
                                           1825 South Grant Street, Suite 220
                                           San Mateo, CA  94402
                                           Attn:  President

         and to:                           Gilbert, Segall and Young LLP
                                           430 Park Avenue
                                           New York, NY  10022
                                           Attn:  Neal N. Beaton, Esq.

         Cell Genesys, Inc.:               Cell Genesys, Inc.
                                           322 Lakeside Drive
                                           Foster City, California 94404
                                           Attn: President

         with a copy to:                   Heller Ehrman White & McAuliffe
                                           525 University Avenue
                                           Palo Alto, California  94301
                                           Attn:  Julian N. Stern, Esq.

         15.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT and Licensee are subject to prior compliance with United States [and Japanese]** export regulations and such other United States [and Japanese]** laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States [and Japan]**. Licensee shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with Licensee and shall provide assistance to Licensee as reasonably necessary to obtain any required approvals.

         15.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         15.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform,is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

         15.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

         15.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in [San Francisco, California]* [Tokyo, Japan, if initiated by XT against Licensee and in San Francisco, California, if initiated by Licensee against XT]**. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

         15.13 Complete Agreement. It is understood and agreed between XT and Licensee that this Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT and Licensee.

         15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         15.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         15.16 Nondisclosure. Except as provided in Article 11, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

         IN WITNESS WHEREOF, the parties have executed this Agreement their respective officers hereunto duly authorized, as of the day and year first above written.


XENOTECH, INC. (as General                        LICENSEE
Partner of XENOTECH, L.P.)


By:                                               By:
   -----------------------                           ---------------------------

Name:                                             Name:
     ---------------------                             -------------------------

Title:                                            Title:
      --------------------                              ------------------------







- ----------------------
*  If CGI is Licensee.
** If JTI is Licensee.

                                    EXHIBIT C


                Form of Exclusive Home Territory Product License



         THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of _________________, ______, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and [CELL GENESYS, INC., a Delaware corporation ("CGI")]* [JAPAN TOBACCO INC., a Japanese corporation ("JTI")]** ("Licensee").


                                    RECITALS

         XT desires to grant to Licensee and Licensee desires to acquire from XT an exclusive license or sublicense, as the case may be, in the [CGI] [JTI] Territory under the Licensed Technology to commercialize Products, on the terms and conditions herein.

         NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

         1.1 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of CGI, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of CGI or JTI under this Agreement and XT shall not be considered controlled by CGI or JTI for purposes of determining Affiliates of CGI or JTI.

         1.2 "[ * ] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which relate to the [ * ], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [ * ] as set forth in Schedule 1.

         1.3 "CGI" shall mean Cell Genesys, Inc.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         1.4 "CGI Territory" shall mean the United States of America and its territories and possessions, Canada and Mexico.

         1.5 "Effective Date" shall mean the date this Agreement is executed by XT and Licensee.

         1.6 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S. equivalent.

         1.7 "JTI" shall mean Japan Tobacco Inc.

         1.8 "JTI Territory" shall mean Japan, Taiwan and South Korea (including the territory comprising North Korea if it should be reunited with South Korea).

         1.9 "License Fee" shall have the meaning set forth in Article 3 hereof.

         1.10 "Licensed Field" shall mean [ * ]

         1.11 "Licensed Technology" shall mean the [ * ] Technology and the [ * ] Technology.

         1.12 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996, as it may be amended.

         1.13 "Net Sales" shall mean the [ * ] by Licensee or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [ * ], with respect to such sales, and [ * ], as reflected in [ * ] of Licensee and its Affiliates or Sublicensees, [ * ]

         1.14 "Product" shall mean [ * ] but not limited to [ * ]. Product as used herein shall not include a [ * ]

         1.15 "Product Antigen" shall mean.

         1.16 "Sublicensee" shall mean a third party that is not an Affiliate to whom Licensee has granted a sublicense under the



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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

Licensed Technology to make, use and/or sell Product to the extent of the rights of Licensee therein. "Sublicensee" shall also include a third party to whom Licensee has granted the right to distribute Product under the Licensed Technology to the extent of the rights of Licensee therein, provided that such third party is responsible for the marketing and promotion of Product within the applicable country.

         1.17 "Territory" shall mean those countries of the world in which Licensee has license rights pursuant to this Agreement.

         1.18 "Universal Receptor Product" shall mean a substance that is developed utilizing [ * ] Universal Receptor Technology.

         1.19 "Universal Receptor Technology" shall mean technology for universal receptors [ * ]. As used herein: (i) "universal receptor" shall mean a receptor [ * ]

         1.20 "Valid Claim" shall mean a claim of a pending or issued and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.




                                       -3-

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         1.21 "[ * ] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [ * ] as set forth on Schedule 2.

2.       LICENSE GRANT

         Subject to the terms and conditions of this Agreement, XT hereby grants to Licensee an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product anywhere in the world for use, sale, import or other distribution in the [CGI]* [JTI]** Territory in the Licensed Field. Such license or sublicense shall be exclusive even as to XT and shall include the exclusive right to grant and authorize sublicenses for exploitation in the [CGI]* [JTI]** Territory (excluding any rights to the Mice as defined in the Master Research License and Option Agreement).


3.       LICENSE FEE

         Licensee shall pay to XT within thirty days of the Effective Date a license fee of [ * ].

4.       ROYALTIES

         4.1 Royalty Rates. In consideration for the license and rights granted herein, Licensee agrees to pay to XT royalties of [ * ] of Net Sales of Product by it and its Affiliates and Sublicensees.

         4.2 Royalty Offsets. Licensee shall have the right to reduce the rate at which any royalties due to XT are payable pursuant to Section 4.1 to offset [
* ]; provided, however, that the royalty rates paid by Licensee pursuant to
Section 4.1 shall not be reduced to less than [ * ] the rate set forth in
Section 4.1. [ * ].

         4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how



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
many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Product among Licensee and its Affiliates and/or Sublicensees or for use in research and/or development or clinical trials.

         4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of a Product that would infringe a Valid Claim in the country in which such Product is sold. In the event that such Product is not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this Article 4, [ * ]

         4.5 Combination Products. In the event that Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [ * ]. In the event that no such separate sales are made in the same quarter by Licensee, Net Sales for royalty determination shall be [ * ]

         4.6 Termination of Royalties. Royalties under Section 4.1, 4.2 or 4.4 will be due until the later of (i) ten years from the first commercial sale of Product in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Product in such country.

5.       THIRD PARTY ROYALTIES

         5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Product. Licensee shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Product necessary to allow the manufacture, use, sale or other exploitation of Product in accordance with this Agreement. Licensee shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Product expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate Licensee to make any payments under this
Section 5.1 without the prior written consent of Licensee.




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
        5.2 Royalties Payable by Licensee. Licensee will be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under licenses or similar agreements entered into by Licensee to allow the manufacture, use or sale of Product.

6.       ACCOUNTING AND RECORDS

         6.1 Royalty Reports and Payments. After the first commercial sale of Product on which royalties are required, Licensee agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Product sold during the calendar quarter upon which a royalty is payable under
Article 4 above. Concurrently with the making of such reports, Licensee shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in Section 1.13 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

         6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify Licensee and Licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide Licensee with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to Licensee's activities in the Territory in the preceding quarter, and Licensee shall pay such invoices within thirty days of receipt of such invoice.

         6.3 Records; Inspection. Licensee shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of Licensee or its Affiliates or Sublicensees, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of Licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. Licensee shall require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of Licensee reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and Licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement



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
prior to commencing any such inspection. Inspections conducted under this
Section 6.3 shall be at the expense of XT, unless a variation or error producing an increase exceeding [ * ] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by Licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and Licensee shall be released from any liability or accountability with respect to royalties for such year.

         6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

         6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at [ * ], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

         6.6 Withholding Taxes.

              6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

              6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct



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
reduction in XT's own tax liability and a reduction in the U.S.
tax liability of any of its partners.

         6.7 Tax Indemnity. Except as provided in Section 6.6, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

         6.8 XT Tax Indemnity. XT shall indemnify and hold harmless Licensee and its Affiliates from and against any increase to its country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from Licensee on Covered Products. The amount payable hereunder shall be equal to the difference between
(a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in the country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to Licensee's or its Affiliates', as the case may be, taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

7.       RESEARCH and DEVELOPMENT

         7.1 Funding and Conduct. Licensee shall independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Product, at its own expense.

         7.2 Biomaterials. In the case of Previously Selected Antigens as defined in the Master Research License and Option Agreement, at the reasonable request of Licensee, XT shall make available as part of the license granted hereunder to Licensee [ * ] thus made available will be used only by Licensee and its Affiliates and Sublicensees and manufacturing subcontractors.

8.       SHARING OF CLINICAL DATA

         As long as their development projects remain on similar timelines, or as otherwise mutually agreed, Licensee will consider bilateral sharing of its and its Sublicensees' relevant Product development information and clinical data with [JTI]* [CGI]**. However, there shall not be, unless otherwise agreed by the parties, any obligation for sharing data developed independently, by or on behalf of either of them.

9.       DUE DILIGENCE

         9.1 [ * ]

             9.1.1 Licensee agrees to [ * ] as may be agreed upon by the parties [ * ] the Effective Date.


             9.1.2 Notwithstanding the foregoing, Licensee shall be [ * ] in the United States or Japan.

         9.2 Failure to Meet Due Diligence Obligation.

             9.2.1 If the diligence requirements set forth in Section 9.1 are not met by Licensee (or its Affiliates or Sublicensees) in the [United States]* [Japan]**, Licensee's rights hereunder shall terminate upon written notice by XT to Licensee and subject to Sections 9.3, 9.4 and 14.3 below.




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    the Commission. Confidential treatment has been requested with respect to
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
                  9.2.2. Notwithstanding Section 9.2.1, the license granted hereunder to Licensee shall not terminate by reason of [ * ], to the extent that prudent business judgment, based on circumstances outside of Licensee's reasonable control, reasonably justifies such delay.

         9.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 9 have been met or circumstances exist which Licensee believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement during a period of thirty days following Licensee's receipt of the notice under Section 9.2.1.

         9.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 9.3 above, such dispute shall be settled between XT and Licensee by binding arbitration as set forth in Section 15.12. If the arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 9.1 above, the license granted to such party shall not terminate unless the nonperforming party fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

10.      PATENTS

         10.1 [ * ] Technology.

              (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [ * ] Technology and conducting any interferences, oppositions, re-examinations, or requesting reissues or patent term extensions with respect to the [ * ] Technology. XT shall keep Licensee reasonably informed as to the status of such patent matters in the Territory, including without limitation, by providing Licensee the opportunity to review and comment on any documents which will be filed in any patent office, and providing Licensee copies of any documents received by XT from such patent offices including notice of all interferences, reexaminations, oppositions or requests for patent term extensions. Licensee shall cooperate with and assist XT in connection with such activities, at XT's request and expense.


              (b) In the event that License becomes aware that any [ * ] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [ * ] Technology. In



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
such event, XT shall keep Licensee reasonably informed of the progress of any such claim, suit or proceeding in the Territory. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [ * ]

         10.2 [ * ] Technology.

              10.2.1 XT shall have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [ * ] Technology. XT shall give Licensee the opportunity to review the status of all such pending patent applications and actions in the Territory and shall keep Licensee fully informed of the progress of such applications and actions, including, without limitation, by promptly providing Licensee with copies of all correspondence sent to and received from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. [ * ] In the event that XT declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Product in the Territory, it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to Licensee. Licensee, shall have the right to assume such responsibilities at its own expense, using counsel of its choice.

              10.2.2 In the event that Licensee becomes aware that any [ * ] Technology is infringed or misappropriated by a third party in the Territory, or is subject to a declaratory judgment action arising from such infringement in such country, Licensee shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property. Licensee shall have the exclusive right to enforce, or defend any declaratory judgment action, in the Territory, at its expense, involving any [ * ] Technology. In such event Licensee shall keep XT reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by Licensee received as a result of any such claim, suit or proceeding shall be used first to reimburse Licensee for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [ * ]

              10.3 Infringement Claims. If the production, sale or use of Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Licensee (or its Affiliates or Sublicensees), Licensee shall promptly notify XT



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
thereof in writing setting forth the facts of such claim in reasonable detail. [
* ] Licensee shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Licensee shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Technology. Licensee shall have the right to deduct any damages and expenses (including attorneys' and professional fees) against any amounts due, or which may become due, to XT pursuant to this Agreement. Notwithstanding the above, Licensee shall not be able to settle any such claim, suit or proceeding that impinges upon the rights of [JTI]* [CGI]**, including, without limitation, involving any admission of the invalidity of the Licensed Technology or rights to Product Antigen outside the Territory without the prior approval of XT.

         10.4 Patent Marking. Licensee agrees to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statute or regulations in the country or countries of manufacture and sale thereof.

11.      CONFIDENTIALITY

         11.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

              (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

              (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

              (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or




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
              (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

         11.2 Permitted Disclosures. Notwithstanding Sections 11.1 above and
15.16 below, each party hereto may disclose the other party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from Licensee except as agreed in writing by Licensee.

12.      SUBLICENSES

         Pursuant to Article 2 herein, Licensee will have the right to grant and authorize sublicenses to third parties; provided, however, the Licensee shall remain responsible for any payments due XT for Net Sales of Product by any Sublicensee. [ * ]. Any sublicense granted by Licensee pursuant to this Agreement shall provide that the Sublicensee will be subject to the applicable terms of this Agreement. Licensee shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.

13.      REPRESENTATIONS and WARRANTIES

         13.1 XT. XT represents and warrants that:

              (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

              (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to Licensee herein;

              (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed



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
Technology or the right of XT to enter into and perform its obligations under this Agreement;

                  (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Product, or its manufacture or use;

                  (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which Licensee is obligated to reimburse XT under Section 5.1 above as of the Effective Date; and

                  (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

         13.2 Licensee. Licensee represents and warrants that: (i) it has the full right and authority to enter into this Agreement, (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof (except for the pending or threatened litigation with GenPharm International, Inc.) or the right of Licensee to enter into and perform its obligations under this Agreement; and (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         13.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

         13.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 13 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

14.      TERM AND TERMINATION

         14.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

         14.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 14, this Agreement shall continue in full force and effect until the later of (i) the expiration of the last to expire patent within the Licensed Technology claiming Product or (ii) the twentieth anniversary of the Effective Date. The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

         14.3 Termination for Breach. Either party to this Agreement may terminate this Agreement in the event the other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 15.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         14.4 Other Termination Rights. Licensee may terminate this Agreement and the license granted herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement.

         14.5 Effect of Termination.

              14.5.1 Termination of this Agreement for any reason shall not release either party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

              14.5.2 In the event this Agreement is terminated for any reason, Licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by Licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

              14.5.3 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

                  14.5.4 This Agreement, including the license granted in
Article 2 is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

                  14.5.5 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 11,
13, 14 and 15 shall survive the expiration and any termination of this Agreement for any reason.

15.      MISCELLANEOUS

         15.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

         15.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         15.3 Assignment. This Agreement and the license granted hereunder may not be assigned by Licensee to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of Licensee; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

         15.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         15.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

       15.6 No Implied Obligations. Except as expressly provided in Article 9 above, nothing in this Agreement shall be deemed to require Licensee to exploit the Licensed Technology nor to prevent Licensee from commercializing products similar to or competitive with any Product, in addition to or in lieu of such Product.

         15.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

         XT:                                Xenotech, L.P.
                                           322 Lakeside Drive
                                           Foster City, California 94404
                                           Attn: Chief Financial Officer

         Japan Tobacco Inc.:               Japan Tobacco Inc.
                                           JT Building
                                           2-1 Toranomon 2-chome
                                           Minato-ku, Tokyo 105
                                           Japan
                                           Attn: Vice President,
                                           Pharmaceutical Division

         with a copy to:                   JT America Inc.
                                           1825 South Grant Street, Suite 220
                                           San Mateo, CA  94402
                                           Attn:  President

         and to:                           Gilbert, Segall and Young LLP
                                           430 Park Avenue
                                           New York, NY  10022
                                           Attn:  Neal N. Beaton, Esq.

         Cell Genesys, Inc.:               Cell Genesys, Inc.
                                           322 Lakeside Drive
                                           Foster City, California 94404
                                           Attn: President

         with a copy to:                   Heller Ehrman White & McAuliffe
                                           525 University Avenue
                                           Palo Alto, California  94301
                                           Attn:  Julian N. Stern, Esq.

         15.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT and Licensee are subject to prior compliance with United States [and Japanese]** export regulations and such other United States [and Japanese]** laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States [and Japan]**. Licensee shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with Licensee and shall provide assistance to Licensee as reasonably necessary to obtain any required approvals.

         15.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         15.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform,is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

         15.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

         15.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in [San Francisco, California]* [Tokyo, Japan, if initiated by XT against Licensee and in San Francisco, California, if initiated by Licensee against XT]**. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

         15.13 Complete Agreement. It is understood and agreed between XT and Licensee that this Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT and Licensee.

         15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         15.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         15.16 Nondisclosure. Except as provided in Article 11, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

        IN WITNESS WHEREOF, the parties have executed this Agreement their respective officers hereunto duly authorized, as of the day and year first above written.


XENOTECH, INC. (as General                          LICENSEE
Partner of XENOTECH, L.P.)


By:                                                 By:
   ---------------------                               -------------------------

Name:                                               Name:
     -------------------                                 -----------------------

Title:                                              Title:
      ------------------                                  ----------------------







- ----------------------
*  If CGI is Licensee.
** If JTI is Licensee.

                                    EXHIBIT D


                 Form of Co-Exclusive Worldwide Product License


         THIS PRODUCT LICENSE AGREEMENT (the "Agreement") effective the ____ day of _________________, ____, is made by and between XENOTECH, L.P., a California limited partnership ("XT"), and each of CELL GENESYS, INC., a Delaware corporation ("CGI") and JAPAN TOBACCO INC., a Japanese corporation ("JTI").


                                    RECITALS

         A. XT desires to grant JTI an exclusive license in the JTI Territory under the Licensed Technology to commercialize Products, and JTI wishes to acquire such a license, on the terms and conditions herein.

         B. XT desires to grant CGI an exclusive license in the CGI Territory under the Licensed Technology to commercialize Products, and CGI wishes to acquire such a license, on the terms and conditions herein.

         C. XT desires to grant to JTI and CGI a co-exclusive license in the Rest of the World under the Licensed Technology to commercialize Products, and JTI and CGI wish to acquire such a license.

         NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms set forth in this Article shall have the meanings set forth below.

         1.1 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with any one of CGI, JTI or XT. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided, however, XT shall not be an Affiliate of CGI or JTI under this Agreement and XT shall not be considered controlled by CGI or JTI for purposes of determining Affiliates of CGI or JTI.

         1.2 "[ * ] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 1 and patents issuing on such patent applications owned by or licensed to XT which



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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

relate to the [ * ], in each case to the extent XT has the right to license or sublicense the same; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) [ * ] as set forth in Schedule 1.

         1.3 "CGI" shall mean Cell Genesys, Inc.

         1.4 "CGI Territory" shall mean the United States of America and its territories and possessions, Canada and Mexico.

         1.5 "Effective Date" shall mean the date this Agreement is executed by XT, CGI and JTI.

         1.6 "IND" shall mean an Investigational New Drug Exemption for a Product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or its non-U.S. equivalent.

         1.7 "JTI" shall mean Japan Tobacco Inc.

         1.8 "JTI Territory" shall mean Japan, Taiwan and South Korea (including the territory comprising North Korea if it should be reunited with South Korea).

         1.9 "License Fee" shall have the meaning set forth in Article 3 hereof.

         1.10 "Licensed Field" shall mean [ * ]

         1.11 "Licensed Technology" shall mean the [ * ] Technology and the [ * ] Technology.

         1.12 "Master Research License and Option Agreement" shall mean that certain Master Research License and Option Agreement entered into by CGI, JTI and XT as of June 28, 1996, as it may be amended.

         1.13 Net Sales" shall mean the [ * ] by CGI or JTI, as the case may be, or its Affiliates and Sublicensees for sales of Product to non-Affiliate customers, [ * ], with respect to such sales, and [ * ], as reflected in [ * ] of CGI or JTI and its Affiliates or Sublicensees, [ * ]

         1.14 "Product" shall mean [ * ], but not limited to any

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

[ * ] Product as used herein shall not include a [ * ].

         1.15 "Product Antigen" shall mean .

         1.16 "Rest of the World" shall mean all parts of the world not included in the CGI Territory or the JTI Territory.

         1.17 "Sublicensee" shall mean a third party that is not an Affiliate to whom CGI or JTI, as the case may be, has granted a sublicense under the Licensed Technology to make, use and/or sell Product to the extent of the rights of CGI or JTI, as the case may be, therein. "Sublicensee" shall also include a third party to whom CGI or JTI has granted the right to distribute Product under the Licensed Technology to the extent of the rights of CGI or JTI, as the case may be, therein, provided that such third party is responsible for the marketing and promotion of Product within the applicable country.

         1.18 "Territory" shall mean those countries of the world in which CGI or JTI, as the case may be, has exclusive or co-exclusive license rights pursuant to this Agreement.

         1.19 "Universal Receptor Product" shall mean a substance that is developed utilizing [ * ] Universal Receptor Technology.

         1.20 "Universal Receptor Technology" shall mean technology for universal receptors [ * ] As used herein: (i) "universal receptor" shall mean a receptor [ * ]

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

[ * ]

         1.21 "Valid Claim" shall mean a claim of a pending or issued and unexpired patent included within the Licensed Technology, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

         1.22 "[ * ] Technology" shall mean (i) all U.S. patent applications and patents listed on Schedule 2 and patents issuing on such applications; (ii) any continuations, divisionals, reexaminations, reissues or extensions of any of (i) above; (iii) any foreign counterparts issued or issuing on any of (i) or (ii) above; and (iv) the Mice (as such term is defined in the Master Research License and Option Agreement) and [ * ] as set forth on Schedule 2.

2.       LICENSE GRANTS

         2.1 Grant to CGI. Subject to the terms and conditions of this Agreement, XT hereby grants to CGI an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product anywhere in the world for use, sale, import or other distribution in the CGI Territory in the Licensed Field. Such license or sublicense shall be exclusive even as to XT and shall include the exclusive right to grant and authorize sublicenses for exploitation within the CGI Territory (excluding any rights to the Mice as defined in the Master Research License and Option Agreement).

         2.2 Grant to JTI. Subject to the terms and conditions of this Agreement, XT hereby grants to JTI an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product anywhere in the world for use, sale, import or other distribution in the JTI Territory in the Licensed Field. Such license or sublicense shall be exclusive even as to XT, and shall include the exclusive right to grant and authorize sublicenses for exploitation within the JTI Territory (excluding any rights to the Mice as defined in the Master Research License and Option Agreement).

         2.3 Rest of World. Subject to the terms and conditions of this Agreement, XT hereby grants to each of CGI and JTI a co- exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product anywhere in the world for use, sale, import or other distribution in the Rest of the World in the Licensed Field. Such co-exclusive licenses

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

or sublicenses shall be co-exclusive even as to XT and shall include the co-exclusive right to grant and authorize sublicenses for exploitation within the Rest of the World (excluding any rights to the Mice as defined in the Master Research License and Option.

3.       LICENSE FEE

         CGI and JTI each shall pay to XT within thirty days of the Effective Date a license fee of [ * ].

4.       ROYALTIES

         4.1 Royalty Rates. In consideration for the license and rights granted
herein, CGI and JTI each agree to pay to XT royalties of [        *        ] of
Net Sales of Product by it and its Affiliates and Sublicensees.

         4.2 Royalty Offsets. CGI or JTI, as the case may be, shall have the right to reduce the rate at which any royalties due to XT are payable pursuant to Section 4.1 to offset [ * ] provided, however, that the royalty rates paid by such licensee pursuant to Section 4.1 shall not be reduced to less than [ * ] the rate set forth in Section 4.1. [ * ]

         4.3 Single Royalty; Non-Royalty Sales. Only one royalty shall be payable with respect to any Product, regardless of how many claims or patents within the Licensed Technology cover such Product. In addition, no royalty shall be payable under this Article 4 with respect to sales of Product among CGI or JTI, as the case may be, and its Affiliates and/or Sublicensees or for use in research and/or development or clinical trials.

         4.4 No Patent Protection. Royalties shall be payable at the rates specified in Section 4.1 or 4.2 above only with respect to sales of a Product that would infringe a Valid Claim in the country in which such Product is sold. In the event that such Product is not covered by a Valid Claim in such country, XT shall be paid a royalty on such sales in accordance with this Article 4, [ * ]

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

         4.5 Combination Products. In the event that Product is sold in combination as a single product with another product or component, Net Sales from such combination sales for purposes of calculating the amounts due under this Article 4 shall be [ * ]. In the event that no such separate sales are made in the same quarter by CGI or JTI, as the case may be, Net Sales for royalty determination shall be [ * ]

         4.6 Termination of Royalties. Royalties under Section 4.1, 4.2 or 4.4 will be due until the later of (i) ten years from the first commercial sale of Product in any country or (ii) on a country-by-country basis, the expiration of the last-to-expire patent within the Licensed Technology covering the Product in such country.

5.       THIRD PARTY ROYALTIES

         5.1 Royalties Payable by XT. XT will be responsible for the payment of any royalties, license fees and milestone and/or other payments due to third parties under licenses or similar agreements entered into by XT necessary to allow the manufacture, use or sale of Product. CGI and/or JTI, as the case may be, shall reimburse XT for any royalties paid by XT to third parties under licenses or similar agreements covering Product necessary to allow the manufacture, use, or sale or other exploitation of Product in accordance with this Agreement. CGI and/or JTI shall continue any such reimbursement payments to XT until XT's obligation to pay royalties to a third party under any license covering Product expires or terminates. XT agrees not to enter into any license or similar agreement after the Effective Date which would obligate CGI and/or JTI, as they case may be, to make any payments under this Section 5.1 without the prior written consent of CGI and/or JTI, as the case may be .

         5.2 Royalties Payable by CGI or JTI. CGI and JTI, as the case may be, will be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under licenses or similar agreements entered into by such party to allow the manufacture, use or sale of Product.

6.       ACCOUNTING AND RECORDS

         6.1 Royalty Reports and Payments. After the first commercial sale of Product on which royalties are required, CGI and JTI each agrees to make quarterly written reports to XT within eighty days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Product sold during the calendar quarter



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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

upon which a royalty is payable under Article 4 above. Concurrently with the making of such reports, CGI or JTI, as the case may be, shall pay to XT royalties at the applicable rate specified in Section 4.1, 4.2 or 4.4 above and all royalties payable pursuant to Section 5.1 above, and any adjustment to Net Sales for a prior period in accordance with the definition of Net Sales in
Section 1.13 hereof. All payments to XT hereunder shall be made in U.S. Dollars to a bank account designated by XT.

         6.2 Early Third Party License Payments. If XT is obligated to pay royalties to a third party prior to ninety days after the end of the calendar quarter, XT shall so notify CGI or JTI, as the case may be, and such licensee shall provide the reports and payments set forth in Section 6.1 above not later than ten (10) days before the date such payments are due to the third party. Up to thirty-five days before such payments are due, XT may provide CGI or JTI with an invoice by facsimile setting forth the royalties XT must pay third parties with respect to such licensee's activities in its Territory in the preceding quarter, and such licensee shall pay such invoices within thirty days of receipt of such invoice.

         6.3 Records; Inspection. CGI and JTI shall keep (and cause its Affiliates and Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to XT under this Agreement. Such books and records shall be kept at the principal place of business of CGI and JTI or its Affiliates or Sublicensees, as the case may be, for at least three years following the end of the calendar quarter to which they pertain. Such records of each licensee or its Affiliates will be open for inspection during such three-year period by a representative of XT for the purpose of verifying the royalty statements. CGI and JTI shall each require each of its Sublicensees to maintain similar books and records and to open such records for inspection during the same three-year period by a representative of CGI or JTI, as the case may be, reasonably satisfactory to XT on behalf of, and as required by, XT for the purpose of verifying the royalty statements. All such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by XT and the particular licensee. The XT representative will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.3 shall be at the expense of XT, unless a variation or error of CGI or JTI, as the case may be, producing an increase exceeding [ * ] of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all costs relating thereto will be paid by the particular licensee. Upon the expiration of three years following the end of any fiscal year, the calculation of royalties payable with respect to such year shall be binding and conclusive, and CGI and JTI, as the case may be, shall be released from any liability or accountability with respect to royalties for such year.

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

        6.4 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

         6.5 Late Payments. Any payments due from Licensee that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at [ * ], calculated on the number of days such payment is delinquent. This Section 6.5 shall in no way limit any other remedies available to any party.

         6.6 Withholding Taxes.

                  6.6.1 Unless immediately reimbursable under Section 6.6.2 below, all payments required to be made pursuant to Articles 3, 4 and 5 hereof shall be without deduction or withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction. Such taxes are referred to herein as "Withholding Taxes" and such Withholding Taxes shall be the sole responsibility of the withholding party. The withholding party shall provide a certificate evidencing payment of any Withholding Taxes hereunder.

                  6.6.2 XT agrees to elect to claim a tax credit for Withholding Taxes with respect to which it is entitled so to elect, and further agrees not to amend such election for the full carry-forward period with respect to such credit. At the time that XT realizes a reduction in U.S. tax liability by actually utilizing the Withholding Taxes as a credit against regular U.S. tax liability (determined on a "first-in-first-out" basis pro rata with other available foreign tax credits), then the amount of such reduction attributable to such credit shall immediately be reimbursed to the withholding party. For these purposes, a reduction in U.S. tax liability shall include both a direct reduction in XT's own tax liability and a reduction in the U.S. tax liability of any of its partners.

         6.7 Tax Indemnity. Except as provided in Section 6.6, each party (the "Tax Indemnitor") shall indemnify and hold harmless the other party hereto (each a "Tax Indemnitee") from and against any tax or similar governmental charge assessed solely because of this Agreement, with respect to and directly attributable to the income or the assets of the Tax Indemnitor. In the event that any governmental agency shall make a claim against a party hereto which could give rise to an indemnity hereunder, such potential Tax Indemnitee shall give reasonably prompt notice to the potential Tax Indemnitor of the assertion of such claim. If the transmission of such notice is unreasonably deferred and has a material, adverse affect on the ability of the potential Tax Indemnitor to challenge such claim, such potential Tax Indemnitor shall be released from liability hereunder. The Tax Indemnitor alone shall (at its own expense) control the defense or compromise of any such claim. The Tax Indemnitee shall execute any documents required to enable Tax Indemnitor to defend such claim, provide any information necessary therefor, and cooperate with Tax Indemnitor in such defense.

         6.8 XT Tax Indemnity. XT shall indemnify and hold harmless CGI and JTI and their Affiliates from and against any increase to their respective country of incorporation income tax liability directly attributable to a positive adjustment to the amount of gross receipts (an "Adjustment") reported or reportable by such party from the income, including the royalty income, received from CGI or JTI on Covered Products. The amount payable hereunder shall be equal to the difference between (a) the product of (i) the amount of the Adjustment, and (ii) the highest combined marginal corporate tax rate in their respective country of incorporation in effect for the taxable year for which such Adjustment is made, and (b) the reduction in the party's foreign tax liability, which for purposes of this Agreement shall be equal to the product of (i) the amount of any correlative adjustment to its foreign taxable income, and (ii) the highest combined marginal foreign corporate tax rate in effect for the taxable year for which the correlative adjustment is made. No indemnification payment shall be required hereunder until comprehensive efforts to obtain a correlative adjustment to CGI's or JTI's, as the case may be, or its Affiliates' taxable income in a foreign state (which may include, for example invoking competent authority provisions under the U.S. Japanese Income Tax Treaty (if applicable) or other applicable bilateral tax treaty) have, to the extent reasonable to do so, been exhausted.

7.       RESEARCH and DEVELOPMENT

         CGI and JTI shall each independently furnish and be responsible for funding and conducting all of its preclinical and clinical research and development of Product, at its own expense.

8.       SHARING OF CLINICAL DATA

         As long as their development projects remain on similar timelines, or as otherwise mutually agreed, CGI and JTI will consider bilateral sharing of their and their Sublicensees' relevant Product development information and clinical data. However, there shall not be, unless otherwise agreed upon by the parties, any obligation for sharing data developed independently, by or on behalf of either of them.

9.       DUE DILIGENCE

         9.1      [ * ]

                  9.1.1 CGI and JTI, as the case may be, agree to [ * ] as may be agreed upon by the parties [ * ] from the Effective Date.


                  9.1.2 Notwithstanding the foregoing, each of CGI and JTI shall be [ * ] in the United States or Japan.

         9.2      Failure to Meet Due Diligence Obligation.

                  9.2.1 If the diligence requirements set forth in Section 9.1 are not met by CGI (or its Affiliates or Sublicensees) in the United States or by JTI (or its Affiliates or Sublicensees) in Japan, such licensee's rights hereunder shall terminate upon written notice by XT to such licensee and subject to Sections 9.3, 9.4 and 14.3 below.

                  9.2.2. Notwithstanding Section 9.2.1, the license granted hereunder to CGI or JTI, as the case may be, shall not terminate by reason of [
* ], to the extent that prudent business judgment, based on circumstances outside of such licensee's reasonable control, reasonably justifies such delay.

         9.3 Dispute Resolution. In the event that a dispute arises whether the diligence requirements in Article 9 have been met, or circumstances exist which CGI or JTI, respectively, believes justifies a failure on its part to meet such obligation, the parties will attempt to resolve any dispute by mutual agreement, and, if required, the Chief Executive Officer of CGI and the Vice President of the Pharmaceutical Division of JTI shall meet personally and negotiate in good faith to resolve such dispute during a period of thirty days following licensee's receipt of the notice under Section 9.2.1.

         9.4 Arbitration. In the event that the parties are unable to resolve such dispute pursuant to Section 9.3 above, such dispute shall be settled between XT and the other party by binding arbitration as set forth in Section
15.12. If the



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
arbitrator determines that the party acted in good faith, but failed to meet its obligations under Section 9.1 above, the license granted to such party shall not terminate unless the nonperforming party fails to cure such non-performance within a reasonable period of time, as determined by the arbitrator.

10.      PATENTS

         10.1  [ * ] Techology.

                  (a) XT or its licensor, as they may agree, shall have responsibility for preparing, filing, prosecuting and maintaining patents and patent applications worldwide relating to the [ * ] Technology and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to the [ * ] Technology. XT shall keep CGI and JTI each reasonably informed as to the status of such patent matters in its Territory, including without limitation, by providing such licensee the opportunity to review and comment on any documents which will be filed in any patent office, and providing such licensee copies of any documents received by XT from such patent offices including notice of all interferences, reexaminations, oppositions or requests for patent term extensions. CGI and JTI shall cooperate with and assist XT in connection with such activities, at XT's request and expense.

                  (b) In the event that either CGI or JTI, as the case may be, becomes aware that any [ * ] Technology necessary for the practice of the licenses granted herein is infringed or misappropriated by a third party or is subject to a declaratory judgment action arising from such infringement, such party shall promptly notify XT (and the other licensee) and XT shall thereafter promptly notify the owner of such intellectual property. XT or its licensor, as they may agree, shall have the exclusive right to enforce, or defend any declaratory judgment action, at its expense, involving any [ * ] Technology. In such event, XT shall keep CGI and/or JTI, as the case may be, reasonably informed of the progress of any such claim, suit or proceeding in its Territory. Any recovery received by XT as a result of any such claim, suit or proceeding shall be used first to reimburse XT for all expenses (including attorneys, and professional fees) incurred in connection with such claim, suit or proceeding, [ * ]

         10.2 [ * ] Technology.

                  10.2.1 XT shall have the initial worldwide responsibility for preparing, filing, prosecuting and maintaining patent applications and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to [ * ] Technology. XT shall give CGI and JTI each the opportunity to review the status of all

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

such pending patent applications and actions in its Territory and shall keep CGI and/or JTI, as the case may be, fully informed of the progress of such applications and actions, including, without limitation, by promptly providing CGI and/or JTI with copies of all correspondence sent to and received from patent offices, and providing notice of all interferences, reexaminations, oppositions or requests for patent term extensions. [ * ] In the event that XT declines or fails to prepare, file, prosecute or maintain such patent applications or patents or take such other actions, relating to the Product, it shall promptly and in no event later than ninety days prior to any filing deadline, provide notice to CGI and JTI. CGI and JTI shall promptly discuss and agree on who should assume such responsibilities and how the expenses related thereto should be allocated.

                  10.2.2 In the event that a licensee becomes aware any [ * ] Technology necessary for the practice of the license granted herein is infringed or misappropriated by a third party in any country in which CGI or JTI has rights hereunder, or is subject to a declaratory judgment action arising from such infringement in such country, CGI or JTI, as the case may be, shall promptly notify XT and XT shall thereafter promptly notify the owner of such intellectual property.

                  10.2.3 CGI or JTI, as the case may be, shall have the exclusive right to enforce, or defend any declaratory judgment action, in any country in which it has exclusive rights hereunder, at its expense, involving
[ * ] Technology. In such event, the party involved in such claim, suit or proceeding, shall keep XT and the other of CGI or JTI reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by such party received as a result of any such claim, suit or proceeding shall be used first to reimburse such party for all expenses (including attorneys, and professional
fees) incurred in connection with such claim, suit or proceeding, and [  *   ].

                  10.2.4 CGI and JTI shall consult and agree whether, and if so, how, to enforce the [ * ] Technology in a country in which CGI and JTI have co-exclusive rights hereunder. However, [ * ] (except as otherwise provided below). The party taking such action shall keep XT and the other of CGI or JTI reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by such party received as a result of any such claim, suit or proceeding shall be used first

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

to reimburse such party for all expenses (including attorneys' and professional fees) incurred in connection with such claim, suit or proceeding [ * ].

         10.3 Infringement Claims. If the production, sale or use of Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against CGI or JTI (or their respective Affiliates or Sublicensees), CGI or JTI, as the case may be, shall promptly notify XT thereof in writing setting forth the facts of such claim in reasonable detail. [ * ] CGI, JTI and XT dated March 22, 1996, as it may be amended from time to time, CGI or JTI, as the case may be, shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its choice. Such parties shall keep XT reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to Licensed Technology. The other of CGI or JTI may participate in the defense of any such claim, suit or proceeding at its own expense through counsel of its choice. CGI or JTI, as the case may be [ * ] pursuant to this Agreement. Notwithstanding the above, neither CGI nor JTI shall be able to settle any such claim, suit or proceeding that impinges upon the rights of JTI or CGI, as the case may be, including, without limitation, involving any admission of the invalidity of the Licensed Technology or rights to Product Antigen outside its Territory without the prior approval of XT.

         10.4 Patent Marking. CGI and JTI agree to mark and have its Affiliates and Sublicensees mark all Products sold pursuant to this Agreement in accordance with the applicable statute or regulations in the country or countries of manufacture and sale thereof.

11.      CONFIDENTIALITY

         11.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another party hereto pursuant to this Agreement except to the extent that it can be established by the receiving party by competent proof that such information:

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

                  (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

                  (d) was subsequently lawfully disclosed to the receiving party by a person other than a party or developed by the receiving party without reference to any information or materials disclosed by the disclosing party.

         11.2 Permitted Disclosures. Notwithstanding Sections 11.1 above and
15.16 below, each party hereto may disclose another party's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a party is required to make any such disclosure of the other party's secret or confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, XT shall not disclose to third parties, clinical data or regulatory filings received from CGI or JTI except as agreed in writing by such party.

12.      SUBLICENSES

         Pursuant to Article 2 herein, CGI and JTI shall each have the exclusive right in the CGI Territory and JTI Territory, respectively, and the co-exclusive right in the Rest of the World to grant and authorize sublicenses to third parties; provided, however, such party shall remain responsible for any payments due XT for Net Sales of Product by any Sublicensee. [ * ]. Any sublicense granted by CGI or JTI pursuant to this Agreement shall provide that the Sublicensee will be subject to the applicable terms of this Agreement. CGI or JTI, as the case may be, shall provide XT with a copy of relevant portions of each sublicense agreement, as reasonably required by XT.



                                      -14-
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

13.      REPRESENTATIONS and WARRANTIES

         13.1     XT.  XT represents and warrants that:

                  (i) it has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

                  (ii) it has not previously granted and will not grant any rights inconsistent or in conflict with the rights and licenses granted to CGI and JTI herein;

                  (iii) there are no existing or threatened actions, suits or claims pending against XT with respect to the Licensed Technology or the right of XT to enter into and perform its obligations under this Agreement;

                  (iv) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in and to the Licensed Technology, or any portion thereof, with respect to the Product, or its manufacture or use;

                  (v) Schedule 3 hereto sets forth all royalties, license fees, milestone payments and similar payments due to third parties for which CGI and/or JTI is obligated to reimburse XT under Section 5.1 above as of the Effective Date; and

                  (vi) the Licensed Technology is all the technology owned by or licensed to XT as of the Effective Date.

         13.2 CGI and JTI. Each of CGI and JTI represents and warrants that: (i) it has the full right and authority to enter into this Agreement, (ii) to its knowledge, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof (except for the pending or threatened litigation with GenPharm International, Inc.) or the right of it to enter into and perform its obligations under this Agreement; and (iii) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         13.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, XT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF LICENSED TECHNOLOGY CLAIMS, ISSUED OR PENDING.

         13.4 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 13 are not true and accurate and a party incurs liabilities, costs or other expenses as a result of such falsity, the party at fault shall indemnify, defend and hold the injured party harmless from and against any such liabilities, costs or expenses incurred, provided that the party at fault receives prompt notice of any claim against the injured party resulting from or related to such falsity and the sole right to control the defense or settlement thereof.

14.      TERM AND TERMINATION

         14.1 Effectiveness. This Agreement shall become effective as of the Effective Date and the license rights granted by XT under Article 2 above shall be in full force and effect as of such date.

         14.2 Term. Unless earlier terminated pursuant to the other provisions of this Article 14, this Agreement shall continue in full force and effect until the later of (i) the expiration of the last to expire patent within the Licensed Technology claiming Product or (ii) the twentieth anniversary of the Effective Date. The licenses granted under Article 2 shall survive the expiration (but not an earlier termination) of this Agreement; provided that such licenses shall in such event become nonexclusive.

         14.3 Termination for Breach. Any party to this Agreement may terminate this Agreement as to another party hereto in the event such other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such shall have continued for sixty days after written notice thereof was provided to the breaching party by the nonbreaching party that terminates the Agreement as to such party. Any termination shall become effective at the end of such sixty day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty day period. However, if the party alleged to be in breach of this Agreement disputes such breach within such sixty day period, the non-breaching party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 15.12 below that this Agreement was materially breached, and the breaching party fails to cure such breach within thirty days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         14.4 Other Termination Rights. CGI or JTI may terminate this Agreement and the license granted to such party herein, in its entirety or as to any particular patent within the Licensed Technology in a particular country, at any time, by providing XT ninety-days written notice. In the event of termination as to a particular country, the subject patent in such country shall cease to be within the Licensed Technology for all purposes of this Agreement that apply to the terminating party.

         14.5 Effect of Termination.

              14.5.1 In the event that this Agreement (i) is terminated under
Section 14.3 above, by reason of a breach by CGI or JTI, this Agreement shall terminate with respect to the breaching party only, and shall continue in effect with respect to XT and the non-breaching party; (ii) is terminated by CGI or JTI by reason of a breach by XT, this Agreement shall terminate as to XT and the terminating party, and shall continue in effect with respect to XT and the other of CGI and JTI; or (iii) is terminated by CGI or JTI under Section 14.4 above, this Agreement shall terminate with respect to the party exercising its right to terminate thereunder, and shall continue in effect in its entirety with respect to XT and the non-terminating party. In each case, the non-breaching or non-terminating licensee shall thereupon have the right to obtain an exclusive license or sublicense, as the case may be, under the Licensed Technology, to make and have made Product for use, sale or other distribution in the Licensed Field throughout the world, on the terms and conditions set forth herein that are applicable to it.

                  14.5.2 Termination of this Agreement for any reason shall not release any party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination.

                  14.5.3 In the event this Agreement is terminated with respect to CGI or JTI for any reason, such licensee and its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand. Upon termination of this Agreement by XT for any reason, any sublicense granted by a licensee hereunder shall survive, provided that upon request by XT, such Sublicensee promptly agrees in writing to be bound by the applicable terms of this Agreement.

                  14.5.4 This Agreement, including, without limitation, any licenses or sublicenses granted pursuant to this Agreement, shall survive any dissolution, liquidation or acquisition of XT. Such licenses shall remain in full force and effect even after any distribution, following dissolution, of the intellectual property owned or licensed to XT, to any entity. Any transfer of such intellectual property prior to or following dissolution shall be subject to the licenses granted herein.

                  14.5.5 This Agreement, including the licenses granted in
Article 2 is independent of, and shall not be affected by, any breach or termination of the Master Research License and Option Agreement or any other agreement between the parties or their Affiliates. In the event of the termination of the Master Research License and Option Agreement, the rights and obligations of the parties hereto under Article 12 thereof shall be deemed to be part of this Agreement.

                  14.5.6 Sections 6.3, 6.5, 6.6, 6.7 and 6.8 and Articles 11,
13, 14 and 15 shall survive the expiration and any termination of this Agreement for any reason.

15.      MISCELLANEOUS

         15.1 Governing Laws. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, without regard to conflicts of law principles.

         15.2 Waiver. It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         15.3 Assignment. This Agreement and the licenses granted hereunder may not be assigned by CGI or JTI to any third party without the written consent of XT, and XT may not assign this Agreement to a third party without the consent of both CGI and JTI; except any party may assign this Agreement without such consent to (a) an Affiliate (provided that such Affiliate is two-thirds or greater owned directly or indirectly) or (b) an entity that acquires substantially all of the assets of the monoclonal antibody business segment of the assigning party. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties.

         15.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         15.5 Compliance with Laws. In exercising their rights under this license, the parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license.

         15.6 No Implied Obligations. Except as expressly provided in Article 9 above, nothing in this Agreement shall be deemed to require CGI or JTI to exploit the Licensed Technology nor to prevent CGI or JTI from commercializing products similar to or competitive with any Product, in addition to or in lieu of such Product.

         15.7 Notices. Any notice required or permitted to be given to the parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

         XT:                                    Xenotech, L.P.
                                                322 Lakeside Drive
                                                Foster City, California 94404
                                                Attn: Chief Financial Officer

        Japan Tobacco Inc.:        Japan Tobacco Inc.
                                   JT Building
                                   2-1 Toranomon 2-chome
                                   Minato-ku, Tokyo 105
                                   Japan
                                   Attn: Vice President,
                                   Pharmaceutical Division

         with a copy to:           JT America Inc.
                                   1825 South Grant Street, Suite 220
                                   San Mateo, CA  94402
                                   Attn:  President

         and to:                   Gilbert, Segall and Young LLP
                                   430 Park Avenue
                                   New York, NY  10022
                                   Attn:  Neal N. Beaton, Esq.

         Cell Genesys, Inc.:       Cell Genesys, Inc.
                                   322 Lakeside Drive
                                   Foster City, California 94404
                                   Attn: President

         with a copy to:           Heller Ehrman White & McAuliffe
                                   525 University Avenue
                                   Palo Alto, California  94301
                                   Attn:  Julian N. Stern, Esq.

         15.8 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of XT, CGI and JTI are subject to prior compliance with United States and Japanese export regulations and such other United States and Japanese laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States and Japan. CGI and JTI each shall use efforts consistent with prudent business judgment to obtain such approvals. XT shall cooperate with CGI and JTI and shall provide assistance to them as reasonably necessary to obtain any required approvals.

         15.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         15.10 Force Majeure. Nonperformance of any party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform,is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party.

         15.11 No Consequential Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

         15.12 Dispute Resolution; Arbitration. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between senior executives of the parties. Any dispute under this Agreement which is not settled after such meeting, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys, fees. The arbitration shall be held in San Francisco, California, unless initiated by XT or CGI against JTI in which event it will be held in Tokyo, Japan. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty days following the final decision of the arbitrators. Any arbitration shall be completed within six months from the filing of notice of a request for such arbitration.

         15.13 Complete Agreement. It is understood and agreed by the parties that this Agreement constitutes the entire agreement, both written and oral, among the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of XT, CGI and JTI.

         15.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         15.15 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         15.16 Nondisclosure. Except as set provided in Article 11, each of the parties hereto agrees not to disclose to any third party the terms of this Agreement without the prior written consent of each other party hereto, except to advisors, investors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each of the parties hereto shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

         IN WITNESS WHEREOF, the parties have executed this Agreement, in triplicate originals, their respective officers hereunto duly authorized, as of the day and year first above written.

JAPAN TOBACCO INC.                          CELL GENESYS, INC.



By:                                         By:
   -----------------------                     ---------------------

Name:                                       Name:
     ---------------------                       -------------------

Title:                                      Title:
      --------------------                        ------------------


XENOTECH, INC. (as General
Partner of XENOTECH, L.P.)



By:
   ------------------------

Name:
     ----------------------

Title:
      ---------------------



By:
   ------------------------

Name:
     ----------------------

Title:
      ---------------------

                                    Exhibit E

                          MATERIALS TRANSFER AGREEMENT


         THIS AGREEMENT, made by and [among] [between] XENOTECH, L.P., a California limited partnership ("XT"), [CELL GENESYS, INC. ("CGI"), a Delaware corporation] [and] [JAPAN TOBACCO INC., a Japanese corporation ("JTI")], shall govern the terms and conditions of the transfer of biological materials by [ ] ("Transferor") to [ ] ("Transferee" or "Transferees").

         1. Biological Materials. Transferor shall transfer to Transferee(s), to the extent that Transferor has the right to transfer such materials, certain biological materials owned by or licensed to Transferor and listed on Exhibit I hereto, which Exhibit may be amended from time to time by the parties hereto.

         2. Limitation of Use. The Materials may be used by Transferee(s) only for the purposes set forth in Article 3 of the Master Research License and Option Agreement among XENOTECH, [CGI] and [JTI] dated as of June 28, 1996 (the "Master Research License and Option Agreement") and shall be used for no other purpose whatsoever without Transferor's prior written consent.

         3. Confidentiality. All information that Transferee(s) receives from Transferor in writing, orally or by inspection is, and shall remain, proprietary and confidential information of Transferor. Transferee(s) agree(s) to be bound by the provisions of Article 11 of the Master Research License and Option Agreement, holding all confidential information in confidence subject to the exclusions set forth therein. Before any employee of, or consultant to, Transferee(s), has access to the Materials or any confidential information of Transferor, Transferee employing such person shall have entered into a written agreement with such person obligating him or her to hold the Materials and such confidential information in confidence in accordance with the Master Research License and Option Agreement.

         4. Control of Materials. Transferee(s) shall retain control over the Materials and shall not transfer the Materials to any affiliate or third party without prior written approval of Transferor. Materials shall remain the property of Transferor, and Transferor shall be given written notice of the transfer of the Materials to any facility of Transferee(s), other than the facility to which they are initially delivered.

         5. Ownership of Materials. Title to all Materials shall remain in Transferor.

         6. Intellectual Property Rights. Except as expressly provided by
Section 2 hereof, nothing in this Agreement shall be construed to grant Transferee(s) any intellectual property rights including patent, trademark, copyright or trade secret rights relating to the use of the Materials.

         7. No Warranty. The Materials are being made available only to facilitate the purposes set forth in Section 2 hereof. THE MATERIALS ARE BEING SUPPLIED WITH NO WARRANTIES, EXPRESS OR IMPLIED, AND TRANSFEROR EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

         8. Care in Use of Materials. Transferee(s) acknowledge(s) that the Materials are experimental in nature and may have unknown characteristics and therefore agree to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of the Materials.

         9. Hold Harmless. Transferee(s) shall [each] indemnify Transferor and hold Transferor harmless from any claims or liabilities which arise as a result of such Transferee's use, handling, storage, transportation and disposition and containment of the Materials, provided that Transferor gives prompt notice to Transferee of any such claim and Transferee is given the right to defend the claim at its expense.

         10. Compliance with Laws. Transferees shall use, handle, store, transport, dispose and contain the Materials in compliance with all applicable laws. Transferees shall not use the Materials in research on humans.

         11. No Conflict. Transferor and Transferee(s) each represent that this Agreement does not, and during the term of this Agreement, will not conflict with any other right or obligation provided under any other agreement or obligation that it has with any third party.

         12. Term of Agreement. This Agreement shall be effective as of the date executed by the parties and shall continue in effect until the termination of the Master Research License and Option Agreement. Sections 3, 4, 5, 6, 7, 8, 9, 10 and this Section 12 of this Agreement shall survive the termination of this Agreement.

         13. General. This Agreement, together with the Master Research License and Option Agreement, contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may be modified only by a subsequent written agreement signed by the parties. If any provision of this Agreement is held to be unenforceable, the remaining provisions shall continue unaffected.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed below.


TRANSFEROR                                                    TRANSFEREE(S)



By: __________________________              By: ___________________________
      (Signature)                                 (Signature)

    __________________________                  ___________________________
      (Printed Name)                              (Printed Name)

    __________________________                  ___________________________
      (Title)                                     (Title)

    __________________________                  ___________________________
      (Date)                                      (Date)

                                           [By: ___________________________
                                                  (Signature)

                                                ___________________________
                                                  (Printed Name)

                                                ___________________________
                                                   (Title)]

                                          ___________________________
                                                    (Date)

                                    Exhibit I


                     BIOLOGICAL MATERIALS TO BE TRANSFERRED

                                    EXHIBIT F

The definition of Antigen will be based in the [ * ] of the desired antibody. [ * ] Therefore, the term Antigen may [ * ]. That is to say, if [ * ] It is understood that the [ * ]. In some cases [ * ]. In such cases, the [ * ]
The definition of Antigen is illustrated in the following examples:

         EXAMPLE 1.  [ * ]

         This is an example of a [ * ]. All four of these Antigens are recognized [ * ], and the [ * ] the four [ * ] the other Grantee.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         EXAMPLE 2.  [ * ]

         This is an example of [ * ]. In this case, [ * ]. Therefore, it is possible to claim any [ * ]. In this case, it may also be that there are [ * ]

         EXAMPLE 3.  [ * ]

         This is an example of [ * ] Thus, [ * ] can be claimed as the Antigen. The difference between this situation and Example 2 [ * ]. In such a case, a different approach to determining [ * ] may be required.
         For example, the [ * ]

A possible complicating factor may be the impact of the [ * ] related to an Antigen previously selected by one of the parties. Here, the guiding principles will be that [ * ] These principles are illustrated in the following examples.

         EXAMPLE 4.  [ * ]

         Suppose that in 1990 Grantee A had selected [ * ] What rights does Grantee A hold? What opportunities for Antigen selection are still open to either Grantee? In this scenario, [ * ] the existing antibody must be determined in light of the new information.


                                       -2-
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         One outcome is that Grantee A [ * ] In addition, by the same principle, Grantee A [ * ] However, by principle [ * ] a new opportunity for Antigen selection [ * ]. In this situation, Grantee A should [ * ] as individual Antigens to be selected by either Grantee in the future. Grantee A will have [ * ].

         The alternative outcome is that Grantee A [ * ]. In this case, Grantee A would retain their [ * ] However, by principle (2) there are now two new opportunities for Antigen selection. [ * ] to a similar extent.

         EXAMPLE 5.  [ * ]

         Suppose that Grantee A selects [ * ]. At a later date, [ * ]. Again, as in Example 4, the resolution should be governed by [ * ]. Thus, Grantee A should [ * ]

It is understood that there may be some situations where the application of the foregoing guiding principles may have to be discussed and mutually agreed upon by the Grantees at the time of Antigen selection.


                                       -3-

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT G

                     DISCLOSURE AND RECORD OF INVENTION FORM



1.       Provide a short descriptive title of the invention:




2. Briefly summarize the invention here, including the novel features and advantages and include any draft manuscripts, abstracts, etc. (use additional sheets as necessary and attach to this form):




3.       On or about what date did you first conceive this invention?




4. What is the date of the first written record (notebook, letter, proposal, drawing, etc.) of this invention?
         Identify the document, page numbers involved, and location of this document.




5.       When did you first successfully test this invention?




6. If you have disclosed this invention to non-Xenotech or non- Cell Genesys or non-Japan Tobacco employees, then indicate the date, under what circumstances, and to whom.

         a.       orally:

         b.       in writing:

         c.       by actual use, demonstration, or posters:

                                    EXHIBIT G

                     DISCLOSURE AND RECORD OF INVENTION FORM


7. Have you submitted, or do you intend to submit a report, abstract, paper, or thesis relating to this invention for publication, for presentation at a conference, or to a research sponsor?




         If yes, give details, including the actual or planned date of submission. If a manuscript has been accepted, give the anticipated publication date. Append a copy of the latest draft manuscript available. Please provide a copy of any abstracts submitted for presentation.








8. Identify any literature references, patents, patent application, or other publications including abstracts of which you are aware and which you believe are pertinent to this invention. Please attach a copy of each of these references, if available.







9. If any proprietary material (e.g., cell line, antibody, plasmid, computer software, or chemical compounds) obtained from outside the Company was used to develop this invention, please describe and attach a copy or summary of any restrictive written or oral transfer agreement relating thereto.

                                    EXHIBIT G

                     DISCLOSURE AND RECORD OF INVENTION FORM

10. Names, addresses and signatures of persons believed to be inventors:

         1.   _________________________          2.   _________________________
              Print Name                              Print Name

              _________________________               _________________________
              Residence Address                       Residence Address

              _________________________               _________________________
              City/State/Zip Code                     City/State/Zip Code

              _________________________               _________________________
              Telephone                               Telephone

              _________________________               _________________________
              Signature                               Signature

Note: If there are more inventors, please provide names, addresses, telephone numbers, and signatures on an additional sheet of paper.




11. For the above listed inventors, please provide a short description of each person's contribution.





12. Technically Qualified Witnesses (Two Required) - invention disclosed to and understood by:

         1.   _________________________          2.   _________________________
              Signature                               Signature

              _________________________               _________________________
              Printed Name                            Printed Name

              _________________________               _________________________
              Date                                    Date

                                    EXHIBIT G

                     DISCLOSURE AND RECORD OF INVENTION FORM


                                      -4-